UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2013

Date of reporting period :	June 1, 2012 — May 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDREX

Putnam Dynamic Risk Allocation Fund

Annual report
5 | 31 | 13

A world of investing.™

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam Dynamic
Risk Allocation
Fund

Annual report
5 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Financial statements	18

Federal tax information	77

About the Trustees	78

Officers	80

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Some steadiness has returned to the investing environment, as many economies around the world are either improving or stabilizing. The U.S. equity market achieved record highs in the second quarter, as the nation’s economy slowly healed. Unemployment, housing, and consumer confidence data in the United States have all improved since the beginning of the year. State finances are faring better as well, although the ultimate consequences of federal budget sequestration on state economies remain to be measured.

Against this backdrop of perceived economic progress, the Federal Reserve indicated that it may taper its monetary-easing and asset-purchasing policies. This posed challenges for markets that had become accustomed to the extraordinary programs put in place by the central bank.

Putnam’s investment teams bring astute analysis of key market and policy-related risks to the task of finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery. Our fixed-income managers, in particular, are cognizant of the risks of Fed policy changes and actively manage the funds to deal with the impact of the changes. When combined with the guidance of a financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk, we believe Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Putnam Dynamic Risk Allocation Fund

A strategy for allocating risks rather than assets

Unlike a traditional balanced fund of stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

The fund's management team has experience in global allocation strategies over several market cycles.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

A traditional balanced fund emphasizes equity risk

In a traditionally balanced portfolio — 60% equities and 40% fixed income — equities dominate overall portfolio risk, which can lead to an unbalanced risk profile.

Fixed Income 40%
Equity 60%
Equity 90%
Fixed Income 10%
Asset weight
Contribution to risk

A risk allocation fund de-emphasizes equity risk

Putnam Dynamic Risk Allocation Fund diversifies its exposures across a wider range of risk sources, adjusting these allocations based on the portfolio managers' expectations for risk-adjusted returns.

Equity
U.S. equity
Non-U.S. equity
Emerging-market equity
Interest rates
U.S. fixed income
Non-U.S. fixed income
16%
46%
22%
16%
Inflation
TIPS
Commodities
REITs
Credit
High-yield bonds
Emerging-market bonds
Contribution to risk

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a 3-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund's portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

2 Dynamic Risk Allocation Fund

Dynamic Risk Allocation Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Barclays Global Aggregate Bond Index, and 10% of which is the S&P Goldman Sachs Commodity Index. See index descriptions on pages 15–16.

4	Dynamic Risk Allocation Fund

Interview with your fund’s portfolio manager

Can you bring us up to date on financial market conditions during the 12-month reporting period that ended May 31, 2013?

A significant divergence occurred between the performance of equity and fixed-income markets in this annual period. Stocks in both the United States and in global markets advanced at a robust pace, well above long-term averages, while government bonds had flat results for the year as a whole. Corporate and high-yield bonds had strong positive results, but did not match the pace of equities.

This divergence represented a departure from the norm of recent years. Stocks climbed a wall of worry, as markets fretted first about the political risks in the post-election showdown over the fiscal cliff. Part of the issue was resolved by lifting U.S. tax rates, but then fears began to focus on the federal budget sequester, which started to come into effect in March. While there was a notable slowdown in gross domestic product during these months, the housing and labor market recovery continued, and underpinned both consumer spending and confidence in stocks and bonds. The continuing accommodative stance of the Fed also provided support.

Let’s turn to the fund, beginning with a reminder of its distinctive philosophy.

The portfolio invests across multiple global asset classes with a balanced philosophy, but it is not a traditional asset allocation

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

Dynamic Risk Allocation Fund	5

or balanced fund. Instead, we follow an approach called risk allocation, which aims for better risk-adjusted performance over time than a traditional balanced strategy has provided. The classic balanced formula of 60% stocks and 40% bonds has historically concentrated about 90% of its risk in equities. This meant that such funds performed like stock funds more than anything else. For investors who wanted to moderate the risk of the stock market, a balanced fund was not the answer.

With a risk allocation approach, we do not lean on equity risk, but instead spread risk across four different areas — equity, credit, inflation, and interest rates — in order to diversify sources of portfolio risk and return. We target equity risk in U.S., international, and emerging-market stocks; credit risk in high-yield bonds; inflation risk in inflation-protected securities and commodities; and interest-rate risk in government bonds. We also have strategic flexibility to adjust dynamically the amount of each risk type, rather than maintain a fixed allocation.

The portfolio also implements a moderate amount of leverage, achieved using derivatives rather than borrowing. The leverage gives us an effective tool for targeting more precisely the level of risk of a traditional balanced fund. With these tools, we believe we can achieve greater risk-adjusted

Allocations are represented as a percentage of the fund’s net assets as of 5/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The fund’s exposures exceed 100% as a result of the fund’s use of investment leverage.

6	Dynamic Risk Allocation Fund

returns over a full market cycle than traditional balanced strategies have been able to achieve.

In general terms, how did you allocate risks in the portfolio during the period under consideration?

We have favored equity and credit risk because our analysis indicated the market was in a bull regime. A bull market regime is characterized by a slow upward trajectory for stock prices, with relatively little volatility. A bear market regime is characterized by greater volatility, including sharp drawdowns. In a bull market, we believe it is best to favor two types of risk, equity and credit, and to avoid government bonds.

Part of our reasoning for avoiding government bonds in a bull market is to keep interest-rate risk low in the portfolio. During the period, government bond yields were at low levels relative to their long-term averages. This indicated to us that there was relatively little opportunity for attractive total return in this asset class. At the same time, bonds were vulnerable to the potential risk of rising

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/13. Short-term holdings, derivatives, and TBA commitments, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund	7

interest rates. One of the forces keeping rates low has been the Fed’s purchasing program, which is a temporary factor. While the Fed’s program has had an impact on markets and the economy, as prudent investors we look ahead to the day when the Fed will reduce or even end its purchases, and anticipate the effects on bond prices and yields.

Which factors influenced fund performance the most during the period?

The fund had positive results, but did not keep pace with our benchmark index that reflects diverse exposure to stocks, bonds, and commodities. We emphasized equity and credit risk during the period. We considered both of these to be attractive because corporate earnings growth remained solid and because both businesses and consumers were in a strong position in terms of debt levels. At the same time we found inflation and interest-rate risks less attractive. Inflation has been well contained, and we did see attractive total return opportunities in rate risk.

What strategies helped results?

Our credit risk strategies and some of our equity strategies contributed to results. In the corporate high-yield market, default rates have remained below historical averages as corporations have not spent money in

Allocations are represented as a percentage of the fund’s net assets as of 5/31/13. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8	Dynamic Risk Allocation Fund

an aggressive manner that can weaken balance sheets. We also targeted credit risk in the mortgage market, and our positions benefited from the improvement in the housing market. Within the equity strategies, U.S. small-cap stocks performed especially well for the portfolio. Reflecting on our decision to reduce interest-rate risk, the fund held an underweight position in Treasury Inflation-Protected Securities [TIPS], and this added positively to results.

What strategies detracted from performance?

Adverse results relative to the benchmark came from strategies involving U.S. stocks. Apple, one of the largest holdings, lost ground for the year even as the stock market rallied. Although we believe Apple continues to enjoy many attractive attributes and offers an attractive valuation, the market has penalized the stock because of impatience about new product innovations.

The closing month of the period was especially challenging. The fund’s positions in U.S. equity options, a type of derivative implemented to hedge market risk, had a negative impact. This strategy typically underperforms when the stock market rallies strongly but with little volatility, and that’s how stocks performed in May. Despite this disappointment, we still believe the options strategy can be an effective way to insulate the fund from market volatility.

What is your outlook for the markets and for the fund?

We generally favor continuing the strategies that we have had in place. Equity and credit risk still appear more attractive to us than interest-rate or inflation risk. I would note that the stock market rally has been viewed with wariness by investors, and this leaves some potential for a pullback. The memories of events like the U.S. banking crisis, Europe’s debt crisis, or even of natural catastrophes like

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Risk Allocation Fund	9

Japan’s earthquake and tsunami in 2011 have led investors to focus on risk. In recent months markets have shown greater resilience, but there still remains concern about what could happen if the Fed begins to withdraw its policy support.

We believe our risk allocation portfolio is well prepared for volatility should it return to markets. The fund has exposure to a variety of risks, but no risk dominates in the way that equity risk might dominate a traditional balanced portfolio. In addition to the four major risk types in the portfolio, we have strategies like the equity options position that are designed to help the fund weather stormy markets. We believe the portfolio is outfitted for the most likely scenario of continued progress for markets, and for the possibility of short-term setbacks.

Bob, thanks for commenting on the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley College and a B.A. from the University of Massachusetts, Amherst. A CFA charterholder, he joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob Kea, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

The World Bank has downgraded its outlook for global economic growth, projecting a somewhat slower expansion in 2013 due to Europe’s deeper-than-expected recession and a recent deceleration in emerging market economies. In its twice-yearly Global Economic Prospects report, the World Bank forecast that global GDP will increase 2.2% this year, a cut to its January outlook of 2.4%. This pace would constitute an approximate continuation of 2012’s moderate growth pace of 2.3%. The world’s large developing economies, such as Brazil, China, India, and Russia, continue to experience less rapid growth than they did before the 2008 global financial crisis and will likely need to stay focused on structural reforms to maintain expansion. China’s economy, in particular, is decelerating, with experts now anticipating that the world’s second-largest economy could experience its slowest growth rate in 23 years. In its report, the World Bank said debt-related uncertainties surrounding the eurozone and fiscal questions in the United States should have less impact on global economic growth in coming years.

10	Dynamic Risk Allocation Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	12.03%	5.59%	10.65%	6.65%	10.62%	10.62%	11.16%	7.27%	11.56%	12.70%	12.75%	12.56%
Annual average	6.92	3.25	6.14	3.86	6.12	6.12	6.43	4.22	6.65	7.29	7.32	7.21

1 year	7.97	1.76	7.22	2.22	7.18	6.18	7.52	3.75	7.70	8.34	8.39	8.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Comparative index returns For periods ended 5/31/13

		Lipper Global Flexible
	Putnam Dynamic Risk	Portfolio Funds
	Allocation Blended Index	category average*

Life of fund	14.90%	15.01%
Annual average	8.52	8.49

1 year	13.31	14.00

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 5/31/13, there were 408 and 341 funds, respectively, in this Lipper category.

Dynamic Risk Allocation Fund	11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,065 ($10,665 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $11,062, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,727. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $11,156, $11,270, $11,275, and $11,256, respectively.

Fund price and distribution information For the 12-month period ended 5/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.195		$0.177	$0.182	$0.087		$0.197	$0.204	$0.209	$0.221

Capital gains

Long-term gains	0.038		0.038	0.038	0.038		0.038	0.038	0.038	0.038

Short-term gains	0.194		0.194	0.194	0.194		0.194	0.194	0.194	0.194

Total	$0.427		$0.409	$0.414	$0.319		$0.429	$0.436	$0.441	$0.453

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

5/31/12	$10.24	$10.86	$10.20	$10.19	$10.21	$10.58	$10.23	—	—	$10.26

7/2/12*	—	—	—	—	—	—	—	$10.56	$10.56	—

5/31/13	10.63	11.28	10.53	10.51	10.66	11.05	10.59	$10.68	$10.68	10.65

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and class R6 shares.

12	Dynamic Risk Allocation Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	8.55%	2.31%	7.07%	3.07%	7.14%	7.14%	7.62%	3.85%	8.09%	9.11%	9.27%	9.07%
Annual average	4.72	1.29	3.92	1.72	3.95	3.95	4.21	2.15	4.47	5.02	5.11	5.00

1 year	2.12	–3.75	1.38	–3.51	1.42	0.45	1.60	–1.96	1.95	2.40	2.54	2.36

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal year
ended 5/31/12*	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%‡	1.16%‡	1.16%

Total annual operating expenses for
the fiscal year ended 5/31/12	1.86%	2.61%	2.61%	2.36%	2.11%	1.58%‡	1.48%‡	1.61%

Annualized expense ratio for the
six-month period ended 5/31/13†	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%	1.10%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.01% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/13.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares

Dynamic Risk Allocation Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2012, to May 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.98	$10.70	$10.70	$9.46	$8.22	$5.74	$5.49	$5.73

Ending value (after expenses)	$999.60	$996.10	$995.60	$997.00	$998.00	$1,001.40	$1,001.90	$1,000.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2013, use the following calculation method. To find the value of your investment on December 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$7.04	$10.80	$10.80	$9.55	$8.30	$5.79	$5.54	$5.79

Ending value (after expenses)	$1,017.95	$1,014.21	$1,014.21	$1,015.46	$1,016.70	$1,019.20	$1,019.45	$1,019.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Dynamic Risk Allocation Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% MSCI World Index (ND), 40% Barclays Global Aggregate Bond Index, and 10% S&P Goldman Sachs Commodity Index.

Dynamic Risk Allocation Fund	15

S&P 500 Index is an unmanaged index of common stock performance.

S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2013, Putnam employees had approximately $385,000,000 and the Trustees had approximately $92,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Risk Allocation Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Risk Allocation Fund	17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18	Dynamic Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Dynamic Risk Allocation Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of May 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods in the period from September 19, 2011 (commencement of operations) through May 31, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Dynamic Risk Allocation Fund as of May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 16, 2013

Dynamic Risk Allocation Fund	19

The fund’s portfolio 5/31/13

COMMON STOCKS (38.2%)*	Shares	Value

Basic materials (1.7%)
American Vanguard Corp.	398	$12,123

Assa Abloy AB Class B (Sweden)	4,078	162,573

Axiall Corp.	549	23,689

BASF SE (Germany)	4,358	425,835

Bemis Co., Inc.	3,239	126,807

BHP Billiton PLC (United Kingdom)	5,094	147,410

BHP Billiton, Ltd. (Australia)	8,649	281,861

Buckeye Technologies, Inc.	252	9,392

Cambrex Corp. †	1,798	24,740

Chemtura Corp. †	1,603	36,757

Eagle Materials, Inc.	145	10,694

Evraz PLC (United Kingdom)	50,390	102,755

Horsehead Holding Corp. †	1,867	21,489

Innophos Holdings, Inc.	477	24,127

Innospec, Inc.	453	18,587

International Flavors & Fragrances, Inc.	2,287	183,623

KapStone Paper and Packaging Corp.	645	18,711

Koninklijke Boskalis Westminster NV (Netherlands)	2,819	111,658

Koppers Holdings, Inc.	337	13,874

Kraton Performance Polymers, Inc. †	531	11,013

L.B. Foster Co. Class A	175	7,754

Landec Corp. †	1,124	15,781

Louisiana-Pacific Corp. †	452	7,942

LSB Industries, Inc. †	1,357	45,826

Minerals Technologies, Inc.	175	7,455

Nitto Denko Corp. (Japan)	4,000	238,814

NN, Inc. †	1,364	12,631

OM Group, Inc. †	453	13,291

Packaging Corp. of America	3,432	168,168

PPG Industries, Inc.	2,701	414,901

Rio Tinto PLC (United Kingdom)	4,913	211,979

Rio Tinto, Ltd. (Australia)	2,620	135,973

S&W Seed Co. †	1,195	10,325

Sherwin-Williams Co. (The)	1,966	370,650

Sigma-Aldrich Corp.	1,396	116,789

Sumitomo Metal Mining Co., Ltd. (Japan)	9,000	113,335

Syngenta AG (Switzerland)	441	173,050

Trex Co., Inc. †	490	27,229

Tronox, Ltd. Class A	399	9,209

voestalpine AG (Austria)	4,516	148,298

W.R. Grace & Co. †	93	7,859

Wendel SA (France)	1,222	134,131

4,159,108
Capital goods (1.6%)
ABB, Ltd. (Switzerland)	8,423	183,408

Alliant Techsystems, Inc.	270	21,200

Altra Holdings, Inc.	1,002	28,868

20 Dynamic Risk Allocation Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Capital goods cont.
AZZ, Inc.	278	$11,531

Ball Corp.	4,272	184,380

Boeing Co. (The)	2,903	287,455

Chart Industries, Inc. †	350	34,048

Chase Corp.	589	11,633

DXP Enterprises, Inc. †	186	10,987

European Aeronautic Defence and Space Co. NV (France)	6,007	341,986

Franklin Electric Co., Inc.	674	22,788

Generac Holdings, Inc.	560	22,680

General Dynamics Corp.	3,880	299,148

Great Lakes Dredge & Dock Corp.	1,253	10,400

Greenbrier Companies, Inc. †	1,191	27,929

HEICO Corp.	190	9,610

Hyster-Yale Materials Holdings, Inc.	85	5,253

Hyster-Yale Materials Holdings, Inc. Class B F	59	3,646

IHI Corp. (Japan)	34,000	124,769

IMI PLC (United Kingdom)	9,386	183,585

JGC Corp. (Japan)	5,000	166,860

Kadant, Inc.	561	16,785

Kawasaki Heavy Industries, Ltd. (Japan)	41,000	138,175

Lockheed Martin Corp.	1,870	197,902

Miller Industries, Inc.	714	11,688

NACCO Industries, Inc. Class A	85	4,762

Northrop Grumman Corp.	3,275	269,827

Raytheon Co.	4,332	288,684

Rockwell Collins, Inc.	1,676	108,521

Roper Industries, Inc.	1,399	173,784

Schindler Holding AG (Switzerland)	1,103	160,312

Singapore Technologies Engineering, Ltd. (Singapore)	47,000	149,673

Standard Motor Products, Inc.	987	33,361

Standex International Corp.	248	12,938

Stoneridge, Inc. †	1,668	18,698

TriMas Corp. †	1,086	35,024

United Technologies Corp.	2,681	254,427

Valmont Industries, Inc.	82	12,491

Vinci SA (France)	2,932	148,503

4,027,719
Communication services (1.3%)
Arris Group, Inc. †	486	7,353

Aruba Networks, Inc. †	333	4,975

AT&T, Inc.	12,720	445,073

BroadSoft, Inc. †	100	2,772

BT Group PLC (United Kingdom)	34,961	159,609

CalAmp Corp. †	986	12,986

CenturyLink, Inc.	5,305	181,166

Deutsche Telekom AG (Germany) †	11,385	130,128

EchoStar Corp. Class A †	2,134	84,741

France Telecom SA (France)	10,803	109,768

Dynamic Risk Allocation Fund	21

COMMON STOCKS (38.2%)* cont.	Shares	Value

Communication services cont.
HSN, Inc.	151	$8,590

IAC/InterActiveCorp.	4,811	233,237

InterDigital, Inc.	59	2,713

InterXion Holding NV (Netherlands) †	447	12,270

Loral Space & Communications, Inc.	234	14,091

NeuStar, Inc. Class A †	427	20,692

NTT DoCoMo, Inc. (Japan)	95	140,334

SBA Communications Corp. Class A †	1,421	106,959

Tele2 AB ((Redemption Shares)) (Sweden) † F	6,640	28,070

Tele2 AB Class B (Sweden)	6,640	82,970

Telefonica SA (Spain)	9,991	136,830

Telenor ASA (Norway)	6,328	132,429

Telstra Corp., Ltd. (Australia)	36,763	166,290

USA Mobility, Inc.	755	10,177

Verizon Communications, Inc.	15,887	770,202

Vodafone Group PLC (United Kingdom)	49,968	144,805

3,149,230
Conglomerates (0.7%)
3M Co.	7,195	793,393

Danaher Corp.	6,893	426,125

General Electric Co.	12,234	285,297

Marubeni Corp. (Japan)	10,000	69,353

Siemens AG (Germany)	2,626	279,097

1,853,265
Consumer cyclicals (5.6%)
Adidas AG (Germany)	1,154	125,304

Advance Auto Parts, Inc.	1,334	108,748

Amazon.com, Inc. †	3,019	812,202

ANN, Inc. †	758	23,255

AutoZone, Inc. †	563	230,171

Babcock International Group PLC (United Kingdom)	7,940	139,353

Bayerische Motoren Werke (BMW) AG (Germany)	1,438	137,478

Belo Corp. Class A	4,685	52,566

Big Lots, Inc. †	626	21,315

Blyth, Inc.	858	12,021

Booz Allen Hamilton Holding Corp.	801	13,969

Brunswick Corp.	207	6,949

Buckle, Inc. (The)	215	11,498

Bureau Veritas SA (France)	1,113	129,029

Carmike Cinemas, Inc. †	685	12,138

Cie Financiere Richemont SA (Switzerland)	1,292	113,561

Cie Generale des Etablissements Michelin (France)	1,727	150,022

Compass Group PLC (United Kingdom)	9,712	127,466

Continental AG (Germany)	1,091	143,924

Cooper Tire & Rubber Co.	1,266	32,713

Corporate Executive Board Co. (The)	141	8,628

Crocs, Inc. †	531	9,367

Daihatsu Motor Co., Ltd. (Japan)	6,000	127,423

Deckers Outdoor Corp. †	145	7,784

22 Dynamic Risk Allocation Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Deluxe Corp.	948	$35,455

Demand Media, Inc. †	450	3,857

Destination Maternity Corp.	1,008	25,109

Dillards, Inc. Class A	1,893	174,667

Dollar General Corp. †	3,072	162,202

Dollar Tree, Inc. †	3,681	176,835

Ecolab, Inc.	5,527	466,866

Equifax, Inc.	1,873	114,066

Experian Group, Ltd. (United Kingdom)	7,457	136,928

Francesca’s Holdings Corp. †	360	10,278

Fuji Heavy Industries, Ltd. (Japan)	10,000	224,571

G&K Services, Inc. Class A	288	13,913

GameStop Corp. Class A	556	18,437

Genesco, Inc. †	375	25,343

Global Cash Access Holdings, Inc. †	1,260	8,316

Green Dot Corp. Class A †	599	10,764

Harbinger Group, Inc. †	1,349	11,628

Hino Motors, Ltd. (Japan)	12,000	170,532

HMS Holdings Corp. †	314	7,819

Home Depot, Inc. (The)	12,206	960,124

Host Hotels & Resorts, Inc. R	18,628	331,392

Isuzu Motors, Ltd. (Japan)	33,000	246,348

ITV PLC (United Kingdom)	69,499	137,929

KAR Auction Services, Inc.	692	16,227

Kimberly-Clark Corp.	5,826	564,132

La-Z-Boy, Inc.	1,696	31,325

Liquidity Services, Inc. †	328	13,123

Lumber Liquidators Holdings, Inc. †	96	7,883

Macy’s, Inc.	2,409	116,451

Marcus Corp.	1,244	15,985

MasterCard, Inc. Class A	1,520	866,780

MAXIMUS, Inc.	105	7,836

McGraw-Hill Cos., Inc. (The)	3,958	215,909

MGM China Holdings, Ltd. (Hong Kong)	73,200	195,140

Mitsubishi Motors Corp. (Japan) †	110,000	169,547

MSC Industrial Direct Co., Inc. Class A	854	70,600

Namco Bandai Holdings, Inc. (Japan)	6,800	109,702

Navistar International Corp. †	463	16,608

Next PLC (United Kingdom)	4,254	296,985

Nu Skin Enterprises, Inc. Class A	368	21,638

O’Reilly Automotive, Inc. †	1,825	198,761

Omnicom Group, Inc.	4,017	249,576

OPAP SA (Greece)	10,095	83,311

Paychex, Inc.	9,311	346,649

Perry Ellis International, Inc.	963	20,329

PetSmart, Inc.	1,865	125,888

Pier 1 Imports, Inc.	273	6,331

Priceline.com, Inc. †	609	489,593

Dynamic Risk Allocation Fund	23

COMMON STOCKS (38.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Randstad Holding NV (Netherlands)	1,316	$55,838

ReachLocal, Inc. †	834	11,593

Ross Stores, Inc.	3,099	199,266

Ryland Group, Inc. (The)	779	35,273

Ryman Hospitality Properties R	3,474	132,915

Scania AB Class B (Sweden)	6,548	145,351

Scripps Networks Interactive Class A	1,622	109,258

Select Comfort Corp. †	434	9,630

Sinclair Broadcast Group, Inc. Class A	1,363	36,842

Six Flags Entertainment Corp.	83	6,189

SJM Holdings, Ltd. (Hong Kong)	62,000	168,689

Sonic Automotive, Inc. Class A	2,811	64,006

Suzuki Motor Corp. (Japan)	8,200	199,618

Swatch Group AG (The) (Switzerland)	232	131,704

Swatch Group AG (The) (Switzerland)	1,328	130,272

Target Corp.	7,435	516,733

Tempur-Pedic International, Inc. †	242	10,232

Tile Shop Holdings, Inc. †	554	14,182

Time Warner, Inc.	10,669	622,750

TiVo, Inc. †	551	7,130

Towers Watson & Co. Class A	1,105	85,836

Town Sports International Holdings, Inc.	1,025	11,296

Toyota Motor Corp. (Japan)	2,000	117,975

Tractor Supply Co.	1,310	146,694

ValueClick, Inc. †	746	19,650

Verisk Analytics, Inc. Class A †	2,268	133,404

Viacom, Inc. Class B	6,453	425,188

VOXX International Corp. †	1,847	20,539

Wal-Mart Stores, Inc.	610	45,652

13,900,277
Consumer staples (3.9%)
AFC Enterprises †	893	32,559

Ajinomoto Co., Inc. (Japan)	9,000	123,671

Altria Group, Inc.	15,205	548,901

Angie’s List, Inc. †	274	6,428

Anheuser-Busch InBev NV (Belgium)	1,827	168,412

Associated British Foods PLC (United Kingdom)	6,053	165,248

Avis Budget Group, Inc. †	1,255	41,616

Barrett Business Services, Inc.	371	21,640

Beacon Roofing Supply, Inc. †	552	22,753

Bright Horizons Family Solutions, Inc. †	382	13,771

Brinker International, Inc.	823	32,270

British American Tobacco (BAT) PLC (United Kingdom)	3,065	168,334

Calbee, Inc. (Japan)	1,700	163,233

Carrefour SA (France)	4,896	142,587

Church & Dwight Co., Inc.	2,411	146,613

Coca-Cola Co. (The)	3,169	126,728

Colgate-Palmolive Co.	9,115	527,212

24 Dynamic Risk Allocation Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Consumer staples cont.
Core-Mark Holding Co., Inc.	255	$15,093

Corrections Corp. of America	5,330	187,350

DeNA Co., Ltd. (Japan)	2,400	50,635

Diageo PLC (United Kingdom)	4,687	138,757

Distribuidora Internacional de Alimentacion SA (Spain)	13,400	104,243

Domino’s Pizza, Inc.	141	8,357

Dunkin’ Brands Group, Inc.	1,712	67,795

Fiesta Restaurant Group, Inc. †	269	9,568

General Mills, Inc.	10,356	487,560

Geo Group, Inc. (The)	5,266	183,362

Grand Canyon Education, Inc. †	485	15,578

H.J. Heinz Co.	5,747	415,853

Hain Celestial Group, Inc. (The) †	126	8,394

Heineken Holding NV (Netherlands)	3,036	179,195

Hershey Co. (The)	3,288	292,994

ITT Educational Services, Inc. †	1,976	47,365

Japan Tobacco, Inc. (Japan)	5,600	189,670

JM Smucker Co. (The)	1,545	155,983

Kao Corp. (Japan)	2,800	86,969

Kellogg Co.	4,798	297,716

Koninklijke Ahold NV (Netherlands)	7,676	124,016

Kraft Foods Group, Inc.	3,023	166,658

L’Oreal SA (France)	1,316	220,613

McDonald’s Corp.	2,519	243,260

MWI Veterinary Supply, Inc. †	59	7,155

Nestle SA (Switzerland)	7,268	479,593

On Assignment, Inc. †	613	15,963

OpenTable, Inc. †	131	8,738

Panera Bread Co. Class A †	581	111,453

Papa John’s International, Inc. †	251	16,172

PepsiCo, Inc.	5,390	435,350

Philip Morris International, Inc.	4,136	376,004

Pinnacle Foods, Inc. †	562	13,803

Prestige Brands Holdings, Inc. †	636	18,692

Procter & Gamble Co. (The)	3,830	293,991

Reckitt Benckiser Group PLC (United Kingdom)	4,067	290,159

Reynolds American, Inc.	6,392	307,519

SABMiller PLC (United Kingdom)	2,542	127,861

Spartan Stores, Inc.	523	9,294

Starbucks Corp.	8,504	536,347

Suedzucker AG (Germany)	3,494	118,794

Tesco PLC (United Kingdom)	11,474	63,320

TrueBlue, Inc. †	2,296	54,048

Unilever PLC (United Kingdom)	4,325	181,799

United Natural Foods, Inc. †	164	8,679

USANA Health Sciences, Inc. †	120	8,411

Woolworths, Ltd. (Australia)	6,096	191,349

		9,823,454

Dynamic Risk Allocation Fund 25

COMMON STOCKS (38.2%)* cont.	Shares	Value

Energy (2.8%)
BP PLC (United Kingdom)	56,213	$402,363

Caltex Australia, Ltd. (Australia)	8,879	189,213

Chevron Corp.	11,113	1,364,121

ConocoPhillips	5,520	338,597

CVR Energy, Inc. (Escrow) F	401	—

Delek US Holdings, Inc.	489	17,619

Diamond Offshore Drilling, Inc.	1,863	128,193

ENI SpA (Italy)	7,987	180,606

EPL Oil & Gas, Inc. †	908	27,649

EQT Corp.	2,331	186,200

Exxon Mobil Corp.	20,776	1,879,605

FutureFuel Corp.	1,801	25,178

Gulfport Energy Corp. †	217	10,349

Helix Energy Solutions Group, Inc. †	1,654	39,464

Key Energy Services, Inc. †	2,607	16,893

Kodiak Oil & Gas Corp. †	1,300	11,414

Noble Energy, Inc.	2,614	150,697

Oceaneering International, Inc.	2,180	158,006

Phillips 66	5,929	394,694

Repsol YPF SA (Spain)	5,087	113,936

Rosetta Resources, Inc. †	233	10,918

Royal Dutch Shell PLC Class A (United Kingdom)	8,267	274,547

Royal Dutch Shell PLC Class B (United Kingdom)	7,607	262,811

Spectra Energy Corp.	7,457	227,960

Statoil ASA (Norway)	7,256	164,192

Stone Energy Corp. †	589	13,258

Swift Energy Co. †	722	9,790

Tesoro Corp.	508	31,318

Total SA (France)	4,479	222,150

Unit Corp. †	261	11,789

Vaalco Energy, Inc. †	3,251	19,896

W&T Offshore, Inc.	526	7,753

Western Refining, Inc.	699	23,326

6,914,505
Financials (9.3%)
3i Group PLC (United Kingdom)	24,402	124,631

Access National Corp.	560	7,241

AG Mortgage Investment Trust, Inc. R	318	7,279

Ageas (Belgium)	4,659	169,563

Agree Realty Corp. R	523	17,432

AIA Group, Ltd. (Hong Kong)	39,400	173,874

Alexandria Real Estate Equities, Inc. R	2,615	179,128

Alleghany Corp. †	699	272,610

Allianz SE (Germany)	1,545	238,772

Allied World Assurance Co. Holdings AG	2,081	186,062

American Campus Communities, Inc. R	319	13,025

American Equity Investment Life Holding Co.	1,324	21,449

American Express Co.	4,690	355,080

26 Dynamic Risk Allocation Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Financials cont.
Amtrust Financial Services, Inc.	296	$9,777

Apartment Investment & Management Co. Class A R	5,910	178,837

Arch Capital Group, Ltd. †	2,972	152,196

Arlington Asset Investment Corp. Class A	353	9,623

ARMOUR Residential REIT, Inc. R	1,712	8,834

Arthur J Gallagher & Co.	5,037	220,016

Ashford Hospitality Trust, Inc. R	2,139	28,256

Assicurazioni Generali SpA (Italy)	7,354	137,022

Australia & New Zealand Banking Group, Ltd. (Australia)	5,040	131,451

AvalonBay Communities, Inc. R	1,304	172,989

AXA SA (France)	9,113	183,553

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	12,297	115,289

Banco Latinoamericano de Exportaciones SA Class E (Panama)	1,232	28,250

Banco Santander Central Hispano SA (Spain)	23,274	167,194

Bank of Hawaii Corp.	6,714	338,251

Bank of Kentucky Financial Corp.	330	8,564

Bank of Yokohama, Ltd. (The) (Japan)	25,000	122,509

Barclays PLC (United Kingdom)	73,001	349,302

Berkshire Hathaway, Inc. Class B †	1,705	194,489

BlackRock, Inc.	839	234,249

BofI Holding, Inc. †	816	38,205

Boston Properties, LP R	1,809	192,803

Camden Property Trust R	470	32,548

Cardinal Financial Corp.	1,133	17,154

CBL & Associates Properties, Inc. R	1,988	45,704

Chubb Corp. (The)	5,180	451,178

Citizens & Northern Corp.	634	12,363

CNO Financial Group, Inc.	1,410	17,399

Colonial Properties Trust R	6,248	138,143

Commonwealth Bank of Australia (Australia)	6,515	412,704

Cousins Properties, Inc. R	12,102	124,893

Credit Acceptance Corp. †	175	19,926

Credit Agricole SA (France) †	16,004	150,170

Credit Suisse Group (Switzerland)	3,506	103,982

Cullen/Frost Bankers, Inc.	7,096	456,628

CYS Investments, Inc. R	1,115	11,462

DBS Group Holdings, Ltd. (Singapore)	10,000	135,342

DDR Corp. R	458	7,997

Deutsche Bank AG (Germany)	3,948	184,657

Dexus Property Group (Australia) R	136,076	142,325

DFC Global Corp. †	1,975	29,428

Digital Realty Trust, Inc. R	1,070	65,174

Discover Financial Services	13,159	623,868

Douglas Emmett, Inc. R	4,257	108,511

Duke Realty Corp. R	1,338	22,171

DuPont Fabros Technology, Inc. R	5,498	133,217

Dynex Capital, Inc. R	1,637	16,648

Eagle Bancorp, Inc. †	522	11,750

Dynamic Risk Allocation Fund	27

COMMON STOCKS (38.2%)* cont.	Shares	Value

Financials cont.
East West Bancorp, Inc.	873	$22,995

EastGroup Properties, Inc. R	465	27,328

Encore Capital Group, Inc. †	578	20,617

EPR Properties R	209	10,956

Equity Lifestyle Properties, Inc. R	2,046	157,890

Equity Residential Trust R	7,011	396,472

Essex Property Trust, Inc. R	785	123,355

Everest Re Group, Ltd.	2,120	274,773

Extra Space Storage, Inc. R	4,777	200,109

Federal Realty Investment Trust R	3,147	339,089

Financial Institutions, Inc.	675	13,169

First Community Bancshares Inc.	660	10,052

First Industrial Realty Trust R	695	11,739

FirstMerit Corp.	804	15,171

Flushing Financial Corp.	710	11,097

General Growth Properties R	12,858	263,975

Genworth Financial, Inc. Class A †	6,222	67,260

Glimcher Realty Trust R	1,270	14,834

Government Properties Income Trust R	5,298	128,794

Greenhill & Co., Inc.	255	12,702

Hammerson PLC (United Kingdom) R	10,465	81,215

Hang Seng Bank, Ltd. (Hong Kong)	9,700	155,843

Hanmi Financial Corp. †	1,364	21,469

HCP, Inc. R	5,909	279,968

Health Care REIT, Inc. R	6,598	448,862

Heartland Financial USA, Inc.	436	11,877

Heritage Financial Group, Inc.	577	8,245

HFF, Inc. Class A	1,807	33,990

HSBC Holdings, PLC (United Kingdom)	39,213	429,538

Inland Real Estate Corp. R	13,159	135,143

Insurance Australia Group, Ltd. (Australia)	37,248	200,971

IntercontinentalExchange, Inc. †	2,223	380,600

Invesco Mortgage Capital, Inc. R	488	9,101

Investor AB Class B (Sweden)	4,590	131,532

Investors Real Estate Trust R	1,580	14,220

iStar Financial, Inc. † R	1,327	15,805

Jones Lang LaSalle, Inc.	100	9,183

Joyo Bank, Ltd. (The) (Japan)	25,000	124,158

JPMorgan Chase & Co.	4,010	218,906

Kimco Realty Corp. R	12,002	265,844

Lexington Realty Trust R	2,980	37,518

Liberty Property Trust R	360	14,609

LTC Properties, Inc. R	720	29,959

Macerich Co. (The) R	1,203	78,087

Maiden Holdings, Ltd. (Bermuda)	1,138	12,154

MainSource Financial Group, Inc.	1,019	14,164

Medical Properties Trust, Inc. R	9,892	146,797

MFA Financial, Inc. R	1,844	16,190

28 Dynamic Risk Allocation Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Financials cont.
Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	31,000	$183,067

Muenchener Rueckversicherungs AG (Germany)	854	159,866

National Health Investors, Inc. R	435	27,087

Nationstar Mortgage Holdings, Inc. †	241	9,811

Nelnet, Inc. Class A	589	23,006

Northern Trust Corp.	6,480	376,812

Ocwen Financial Corp. †	394	16,855

OFG Bancorp (Puerto Rico)	669	11,895

One Liberty Properties, Inc. R	746	19,732

Pacific Premier Bancorp, Inc. †	720	8,503

PartnerRe, Ltd.	2,632	238,591

People’s United Financial, Inc.	39,591	544,772

Peoples Bancorp, Inc.	675	13,527

PHH Corp. †	584	11,773

Piedmont Office Realty Trust, Inc. Class A R	8,485	161,130

Popular, Inc. (Puerto Rico) †	531	15,930

Portfolio Recovery Associates, Inc. †	207	31,520

Post Properties, Inc. R	3,132	149,710

Prologis, Inc. R	5,716	230,355

Protective Life Corp.	510	19,727

Prudential PLC (United Kingdom)	11,522	194,188

PS Business Parks, Inc. R	213	16,254

Public Storage R	4,912	745,642

Ramco-Gershenson Properties Trust R	8,505	132,763

Rayonier, Inc. R	1,943	107,642

Realty Income Corp. R	1,726	78,447

Regency Centers Corp. R	3,825	197,370

RenaissanceRe Holdings, Ltd.	2,305	198,138

Republic Bancorp, Inc. Class A	454	10,810

Resona Holdings, Inc. (Japan)	47,900	212,677

Security National Financial Corp. Class A †	700	4,998

Select Income REIT R	4,473	121,800

Senior Housing Properties Trust R	710	18,354

Simon Property Group, Inc. R	7,651	1,273,432

Skandinaviska Enskilda Banken AB (Sweden)	13,179	136,753

SL Green Realty Corp. R	729	63,408

St. Joe Co. (The) †	1,699	34,694

STAG Industrial, Inc. R	3,241	71,302

Standard Chartered PLC (United Kingdom)	4,576	105,226

Standard Life PLC (United Kingdom)	24,955	146,734

Starwood Property Trust, Inc. R	380	9,641

Stewart Information Services Corp.	965	26,721

Sumitomo Mitsui Financial Group, Inc. (Japan)	3,100	121,343

Summit Hotel Properties, Inc. R	1,962	19,365

Sun Communities, Inc. R	290	14,491

Swedbank AB Class A (Sweden)	6,353	150,460

Symetra Financial Corp.	1,138	15,886

T. Rowe Price Group, Inc.	6,733	510,765

Dynamic Risk Allocation Fund 29

COMMON STOCKS (38.2%)* cont.	Shares	Value

Financials cont.
Tanger Factory Outlet Centers R	1,684	$58,064

Taubman Centers, Inc. R	214	17,244

Tokyu Land Corp. (Japan)	24,000	218,040

UBS AG (Switzerland)	8,878	154,415

UDR, Inc. R	1,466	35,726

Universal Health Realty Income Trust R	157	7,092

Validus Holdings, Ltd.	4,730	170,800

Virtus Investment Partners, Inc. †	91	21,099

Visa, Inc. Class A	3,916	697,596

Vornado Realty Trust R	4,008	320,440

WageWorks, Inc. †	409	11,849

Walker & Dunlop, Inc. †	782	14,835

Walter Investment Management Corp. †	399	14,528

Washington Banking Co.	803	10,953

Wells Fargo & Co.	5,165	209,441

Westfield Group (Australia)	10,825	118,524

Westpac Banking Corp. (Australia)	5,840	156,861

Wheelock and Co., Ltd. (Hong Kong)	38,000	211,655

World Acceptance Corp. †	123	11,360

23,164,967
Health care (4.4%)
NxStage Medical, Inc. †	453	6,319

Abbott Laboratories	9,335	342,314

AbbVie, Inc.	9,518	406,323

ACADIA Pharmaceuticals, Inc. †	449	6,317

Accuray, Inc. †	1,787	9,596

Aegerion Pharmaceuticals, Inc. †	120	8,740

Alere, Inc. †	1,259	32,205

Align Technology, Inc. †	289	10,332

Amedisys, Inc. †	1,047	12,899

AmerisourceBergen Corp.	6,245	337,730

Amgen, Inc.	4,896	492,195

AmSurg Corp. †	402	14,283

Array BioPharma, Inc. †	1,326	7,744

AstraZeneca PLC (United Kingdom)	3,729	190,233

Auxilium Pharmaceuticals, Inc. †	370	5,520

Bayer AG (Germany)	2,715	292,051

Becton, Dickinson and Co.	2,455	242,112

Bio-Reference Labs, Inc. †	158	4,874

BioMarin Pharmaceuticals, Inc. †	130	8,151

Bristol-Myers Squibb Co.	10,817	497,690

C.R. Bard, Inc.	2,189	225,664

Cardinal Health, Inc.	7,998	375,586

Centene Corp. †	108	5,346

Chemed Corp.	341	23,877

Coloplast A/S Class B (Denmark)	3,632	206,546

Community Health Systems, Inc.	328	15,800

Computer Programs & Systems, Inc.	96	4,808

30 Dynamic Risk Allocation Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Health care cont.
Conmed Corp.	873	$28,748

CSL, Ltd. (Australia)	2,814	159,524

Cubist Pharmaceuticals, Inc. †	523	28,739

Cyberonics, Inc. †	131	6,250

Eli Lilly & Co.	6,612	351,494

Endo Health Solutions, Inc. †	533	19,348

Exact Sciences Corp. †	651	7,317

Gentium SpA ADR (Italy) †	461	3,868

GlaxoSmithKline PLC (United Kingdom)	10,708	277,554

Globus Medical, Inc. Class A †	581	8,483

Greatbatch, Inc. †	1,122	36,140

Haemonetics Corp. †	308	12,714

Health Net, Inc. †	419	13,354

HealthSouth Corp. †	787	23,051

Henry Schein, Inc. †	2,440	234,948

Hi-Tech Pharmacal Co., Inc.	184	5,881

Hill-Rom Holdings, Inc.	664	23,990

Insulet Corp. †	329	9,824

Jazz Pharmaceuticals PLC †	801	54,444

Johnson & Johnson	3,890	327,460

Lexicon Pharmaceuticals, Inc. †	1,759	4,204

Magellan Health Services, Inc. †	154	8,393

McKesson Corp.	4,907	558,711

MedAssets, Inc. †	1,231	20,188

Medicines Co. (The) †	397	12,787

Merck & Co., Inc.	17,418	813,421

NewLink Genetics Corp. †	545	8,889

Novartis AG (Switzerland)	3,570	255,811

Novo Nordisk A/S Class B (Denmark)	1,900	305,027

Omega Healthcare Investors, Inc. R	1,036	33,577

Orion OYJ Class B (Finland)	4,618	113,556

Otsuka Holdings Company, Ltd. (Japan)	7,000	222,630

PDL BioPharma, Inc.	1,668	13,761

Perrigo Co.	792	91,801

Pfizer, Inc.	40,641	1,106,654

Pharmacyclics, Inc. †	181	16,587

PharMerica Corp. †	913	14,252

Providence Service Corp. (The) †	1,550	40,858

Quest Diagnostics, Inc.	3,965	245,196

Questcor Pharmaceuticals, Inc.	478	16,333

Roche Holding AG-Genusschein (Switzerland)	2,122	525,068

RTI Biologics, Inc. †	1,929	7,812

Salix Pharmaceuticals, Ltd. †	112	6,795

Sanofi (France)	2,571	270,377

Santarus, Inc. †	423	9,420

Spectrum Pharmaceuticals, Inc.	883	7,249

STAAR Surgical Co. †	1,612	14,347

Steris Corp.	276	12,514

Dynamic Risk Allocation Fund	31

COMMON STOCKS (38.2%)* cont.	Shares	Value

Health care cont.
Suzuken Co., Ltd. (Japan)	2,200	$70,003

TearLab Corp. †	620	6,522

Trinity Biotech PLC ADR (Ireland)	501	8,783

Triple-S Management Corp. Class B (Puerto Rico) †	365	7,727

United Therapeutics Corp. †	72	4,786

Ventas, Inc. R	7,462	532,563

ViroPharma, Inc. †	1,170	32,175

Warner Chilcott PLC Class A	449	8,621

WellCare Health Plans, Inc. †	636	33,161

10,878,945
Technology (5.2%)
3D Systems Corp. †	161	7,812

Acacia Research Corp.	272	6,800

Actuate Corp. †	3,038	20,507

Acxiom Corp. †	1,192	26,212

Analog Devices, Inc.	6,340	291,196

Anixter International, Inc. †	185	14,195

Apple, Inc.	10,604	4,768,407

ASML Holding NV (Netherlands)	2,031	167,468

Aspen Technology, Inc. †	538	16,474

Avago Technologies, Ltd.	6,436	242,702

Bottomline Technologies, Inc. †	311	8,593

Brocade Communications Systems, Inc. †	2,927	15,894

CACI International, Inc. Class A †	189	12,263

Cap Gemini SA (France)	2,732	132,133

Commvault Systems, Inc. †	254	17,780

Cornerstone OnDemand, Inc. †	253	10,282

CSG Systems International, Inc. †	232	5,018

EnerSys †	662	32,987

Entegris, Inc. †	1,741	18,141

FEI Co.	282	20,307

First Solar, Inc. †	180	9,788

Gemalto NV (Netherlands)	1,353	113,603

GenMark Diagnostics, Inc. †	549	8,180

Google, Inc. Class A †	970	844,298

Harris Corp.	2,293	114,948

Honeywell International, Inc.	8,415	660,241

IBM Corp.	6,629	1,378,965

Infoblox, Inc. †	382	9,294

Integrated Silicon Solutions, Inc. †	1,986	21,489

IntraLinks Holdings, Inc. †	1,655	10,162

Intuit, Inc.	6,636	387,808

Ixia †	400	6,288

Konica Minolta Holdings, Inc. (Japan)	15,500	110,832

L-3 Communications Holdings, Inc.	1,520	129,337

Lexmark International, Inc. Class A	356	10,862

Linear Technology Corp.	6,430	241,125

Magnachip Semiconductor Corp. (South Korea) †	680	12,580

32 Dynamic Risk Allocation Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Technology cont.
Manhattan Associates, Inc. †	269	$20,183

Mantech International Corp. Class A	787	21,320

Maxim Integrated Products, Inc.	7,796	229,904

Mentor Graphics Corp.	1,480	28,105

Microsemi Corp. †	401	8,794

Microsoft Corp.	11,590	404,259

MicroStrategy, Inc. Class A †	61	5,580

Motorola Solutions, Inc.	5,384	312,057

MTS Systems Corp.	271	16,358

NEC Corp. (Japan) †	107,000	248,616

Netscout Systems, Inc. †	517	12,589

NIC, Inc.	424	7,089

NTT Data Corp. (Japan)	26	87,160

Omnivision Technologies, Inc. †	909	16,789

Oracle Corp. Japan (Japan)	2,800	110,258

Perficient, Inc. †	915	11,529

Photronics, Inc. †	1,656	12,635

Plantronics, Inc.	250	11,550

Polycom, Inc. †	1,432	16,225

Procera Networks, Inc. †	650	9,594

PTC, Inc. †	469	11,777

QLIK Technologies, Inc. †	259	7,967

Quantum Corp. †	8,619	13,359

RF Micro Devices, Inc. †	5,329	29,416

Rovi Corp. †	1,426	36,791

Rudolph Technologies, Inc. †	1,244	15,251

Safeguard Scientifics, Inc. †	669	10,557

SAP AG (Germany) †	1,099	83,706

SciQuest, Inc. †	280	6,426

Semtech Corp. †	410	14,981

Silicon Graphics International Corp. †	449	6,780

Silicon Image, Inc. †	2,541	15,475

Softbank Corp. (Japan)	3,500	175,060

Sourcefire, Inc. †	181	10,129

Sparton Corp. †	572	9,507

SS&C Technologies Holdings, Inc. †	481	15,214

Teradyne, Inc. †	782	14,029

Texas Instruments, Inc.	14,498	520,333

TIBCO Software, Inc. †	416	8,873

Tyler Technologies, Inc. †	276	19,047

Ultimate Software Group, Inc. †	228	25,376

Ultra Clean Holdings, Inc. †	1,587	9,220

Unisys Corp. †	416	8,590

Verint Systems, Inc. †	333	11,179

Xilinx, Inc.	6,763	274,916

XO Group, Inc. †	1,057	10,929

		12,860,453

Dynamic Risk Allocation Fund	33

COMMON STOCKS (38.2%)* cont.	Shares	Value

Transportation (0.7%)
Aegean Marine Petroleum Network, Inc. (Greece)	2,678	$26,030

Alaska Air Group, Inc. †	186	10,569

C.H. Robinson Worldwide, Inc.	2,414	136,850

Central Japan Railway Co. (Japan)	2,300	250,909

ComfortDelgro Corp., Ltd. (Singapore)	71,000	104,661

Con-way, Inc.	920	34,978

Copa Holdings SA Class A (Panama)	661	86,803

International Consolidated Airlines Group SA (Spain) †	32,080	134,658

J. B. Hunt Transport Services, Inc.	1,544	113,731

Quality Distribution, Inc. †	1,729	15,751

SkyWest, Inc.	979	13,735

Southwest Airlines Co.	11,778	166,894

Swift Transportation Co. †	2,062	34,724

TAL International Group, Inc. †	644	27,215

United Parcel Service, Inc. Class B	7,784	668,646

Universal Truckload Services, Inc. †	668	17,067

1,843,221
Utilities and power (1.0%)
Chubu Electric Power Co., Inc. (Japan)	3,300	42,843

Consolidated Edison, Inc.	7,686	438,640

DTE Energy Co.	6,196	412,716

Enel SpA (Italy)	37,214	140,176

GDF Suez (France)	6,700	135,136

Kansai Electric Power, Inc. (Japan)	21,500	254,223

Kinder Morgan, Inc.	5,813	220,778

Pinnacle West Capital Corp.	3,736	211,009

Red Electrica Corporacion SA (Spain)	3,495	184,954

SCANA Corp.	5,000	252,200

United Utilities Group PLC (United Kingdom)	12,448	141,995

		2,434,670

Total common stocks (cost $84,986,621)		$95,009,814

CORPORATE BONDS AND NOTES (5.8%)*	Principal amount	Value

Basic materials (0.6%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	$15,000	$16,243

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	50,000	61,951

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	25,000	25,125

Ashland, Inc. 144A company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	40,000	40,850

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022	25,000	25,531

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	55,000	59,263

Axiall Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2023	5,000	5,025

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	15,000	16,088

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	25,000	25,625

34 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (5.8%)* cont.	Principal amount	Value

Basic materials cont.
Eagle Spinco, Inc. 144A company guaranty sr. unsec. notes
4 5/8s, 2021	$5,000	$5,038

Edgen Murray Corp. 144A company guaranty sr. notes
8 3/4s, 2020	25,000	26,063

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	15,000	15,225

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	15,000	15,863

HD Supply, Inc. company guaranty sr. unsec. sub. notes
10 1/2s, 2021	25,000	26,031

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	70,000	82,250

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020	50,000	53,000

Hexion U.S. Finance Corp. 144A sr. notes 6 5/8s, 2020	15,000	15,600

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	40,000	40,700

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	100,000	110,500

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	50,000	50,500

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	45,000	41,175

Inmet Mining Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)	10,000	10,200

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	90,000	103,725

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	60,000	67,650

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	200,000	236,438

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	15,000	15,480

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)	15,000	15,713

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023	50,000	51,375

PQ Corp. 144A sr. notes 8 3/4s, 2018	35,000	37,275

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017	30,000	32,400

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	35,000	38,938

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	40,000	40,300

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023	5,000	5,200

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020	45,000	44,213

USG Corp. sr. unsec. notes 9 3/4s, 2018	45,000	52,988

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023	40,000	41,600

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R	35,000	43,492

1,594,633
Capital goods (0.4%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020	100,000	107,250

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019	10,000	11,425

Ball Corp. company guaranty sr. unsec. notes 4s, 2023	15,000	14,400

Dynamic Risk Allocation Fund	35

CORPORATE BONDS AND NOTES (5.8%)* cont.	Principal amount	Value

Capital goods cont.
BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡	$75,000	$78,188

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	35,000	36,575

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	95,000	107,350

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023	40,000	39,100

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	50,000	53,063

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)	65,000	70,038

Exide Technologies sr. notes 8 5/8s, 2018	60,000	38,700

GrafTech International, Ltd. 144A company guaranty sr. unsec.
notes 6 3/8s, 2020	60,000	62,400

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	15,000	19,664

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	25,000	26,563

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	40,000	39,450

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016	75,000	77,250

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020	25,000	25,375

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	55,000	59,950

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	90,000	96,525

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	80,000	84,600

Triumph Group, Inc. 144A sr. unsec. notes 4 7/8s, 2021	50,000	51,000

1,098,866
Communication services (1.0%)
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	145,000	145,363

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	20,000	19,600

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	15,000	15,506

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	10,000	10,625

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	35,000	35,438

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	100,000	111,750

CyrusOne LP/CyrusOne Finance Corp. 144A company guaranty
sr. unsec. unsub. notes 6 3/8s, 2022	15,000	16,013

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	120,000	138,150

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	20,000	21,000

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	315,000	346,106

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	20,000	20,825

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	115,000	123,050

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	155,000	162,944

36 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (5.8%)* cont.		Principal amount	Value

Communication services cont.
MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023		$80,000	$84,600

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021		75,000	78,563

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)		20,000	22,150

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)		55,000	53,488

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		30,000	30,750

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	295,000	314,252

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		$330,000	358,050

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		220,000	238,700

Windstream Corp. company guaranty sr. unsec. notes
6 3/8s, 2023		25,000	24,688

2,371,611
Consumer cyclicals (1.2%)
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		170,000	196,350

Beazer Homes USA, Inc. 144A company guaranty sr. unsec.
notes 7 1/4s, 2023		25,000	26,469

Bon-Ton Department Stores, Inc. (The) 144A notes 8s, 2021		20,000	20,525

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)		80,000	85,600

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡		20,000	20,325

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		175,000	182,875

Caesars Entertainment Operating Co., Inc. 144A company
guaranty sr. notes 9s, 2020		220,000	211,750

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021		35,000	35,000

Cinemark USA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2023		10,000	9,963

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty sr. notes 7 5/8s, 2016		80,000	85,000

Clear Channel Communications, Inc. 144A company guaranty
sr. notes 9s, 2019		30,000	30,150

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020		75,000	79,688

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023		80,000	80,800

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		15,000	15,263

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023		25,000	24,375

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		30,000	32,100

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		70,000	71,925

Dynamic Risk Allocation Fund	37

CORPORATE BONDS AND NOTES (5.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018	$45,000	$50,513

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	35,000	34,825

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	20,000	21,275

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020	10,000	11,325

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	25,000	27,563

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	55,000	62,975

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	50,000	54,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	45,000	49,838

Lennar Corp. 144A company guaranty sr. unsec. notes 5s, 2022	15,000	15,000

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	50,000	49,875

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	45,000	51,356

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	25,000	27,250

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	125,000	147,813

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	10,000	10,825

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡	95,000	102,006

Navistar International Corp. sr. notes 8 1/4s, 2021	80,000	82,400

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	60,000	63,150

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	80,000	83,200

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	50,000	51,563

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes
4 1/2s, 2020	20,000	20,100

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	80,000	88,800

Petco Holdings, Inc. 144A sr. notes 8 1/2s, 2017 ‡‡	25,000	25,688

PulteGroup, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2035	90,000	86,400

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	175,000	192,063

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023 ##	25,000	25,063

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	40,000	39,500

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	45,000	46,575

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	10,000	11,025

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2021	25,000	24,875

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	15,000	15,638

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	35,000	35,175

38 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (5.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	$5,000	$5,375

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	15,000	15,075

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	25,000	25,188

Tempur-Pedic International, Inc. 144A company guaranty
sr. unsec. unsub. notes 6 7/8s, 2020	5,000	5,394

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	105,000	108,675

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	15,000	15,488

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021	30,000	32,475

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	55,000	60,225

3,083,707
Consumer staples (0.2%)
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
sr. unsec. notes 5 1/2s, 2023	25,000	25,250

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	35,000	35,000

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	70,000	75,075

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	20,000	20,900

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	30,000	33,825

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	15,000	14,738

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 3/4s, 2021	5,000	4,875

Corrections Corp. of America 144A sr. unsec. notes
4 5/8s, 2023 R	20,000	20,300

Corrections Corp. of America 144A sr. unsec. notes
4 1/8s, 2020 R	15,000	15,056

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	80,000	79,400

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	25,000	27,156

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020	20,000	21,100

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	30,000	31,800

Landry’s Inc. 144A sr. unsec. notes 9 3/8s, 2020	15,000	16,313

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	5,000	5,569

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 5 3/4s, 2021	75,000	76,313

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020	20,000	21,450

524,120
Energy (0.6%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	85,000	83,938

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021	73,000	75,738

Dynamic Risk Allocation Fund 39

CORPORATE BONDS AND NOTES (5.8%)* cont.	Principal amount	Value

Energy cont.
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020	$15,000	$15,938

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	75,000	81,750

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	20,000	20,800

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	20,000	20,475

Continental Resources, Inc. 144A company guaranty sr. unsec.
unsub. notes 4 1/2s, 2023	25,000	25,250

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021	30,000	30,900

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	85,000	84,575

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	62,000	66,030

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	70,000	74,375

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	150,000	152,625

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	25,000	27,250

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 1/4s, 2019	90,000	90,675

Murray Energy Corp. 144A company guaranty sr. notes
8 5/8s, 2021	5,000	5,163

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	60,000	64,200

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	90,000	93,600

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	50,000	54,209

Offshore Group Investment, Ltd. 144A company guaranty
sr. notes 7 1/8s, 2023 (Cayman Islands)	55,000	56,788

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	25,000	26,500

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	25,000	25,063

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	20,000	20,950

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	110,000	114,675

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	15,000	15,450

Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	25,000	26,125

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	40,000	42,200

1,395,242
Financials (0.5%)
Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	30,000	30,675

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	230,000	253,126

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	185,000	242,350

40 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (5.8%)* cont.	Principal amount	Value

Financials cont.
CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	$30,000	$29,925

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	155,000	167,788

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	100,000	105,000

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 6.071s, perpetual maturity (Jersey)	20,000	18,250

Hub International Ltd. 144A company guaranty sr. notes
8 1/8s, 2018	10,000	10,675

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021	25,000	24,750

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	30,000	32,400

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	30,000	30,600

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	135,000	144,788

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	25,000	26,250

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	75,000	76,313

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020	30,000	28,950

1,221,840
Health care (0.4%)
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	35,000	36,488

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020	65,000	67,600

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020	25,000	26,313

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017 ‡‡	60,000	61,650

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019	70,000	76,300

HCA, Inc. sr. notes 6 1/2s, 2020	210,000	237,300

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019	55,000	57,475

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	20,000	21,150

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	20,000	21,450

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	125,000	136,875

Sky Growth Acquisition Corp. 144A company guaranty
sr. unsec. notes 7 3/8s, 2020	85,000	90,313

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	100,000	110,750

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 1/2s, 2021	15,000	14,738

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	55,000	53,350

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	90,000	96,075

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/4s, 2017	5,000	5,275

1,113,102
Technology (0.4%)
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	15,000	12,600

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	300,000	279,750

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	85,000	97,538

Dynamic Risk Allocation Fund	41

CORPORATE BONDS AND NOTES (5.8%)* cont.	Principal amount	Value

Technology cont.
Ceridian Corp. 144A sr. unsec. notes 11s, 2021	$35,000	$40,250

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	215,000	227,900

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	45,000	46,013

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	50,000	48,375

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	125,000	135,938

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	50,000	58,625

SunGard Data Systems, Inc. 144A company guaranty sr. sub.
notes 6 5/8s, 2019	30,000	31,575

978,564
Transportation (0.1%)
Swift Services Holdings, Inc. company guaranty
sr. notes 10s, 2018	100,000	114,250

Watco Cos LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	50,000	52,625

166,875
Utilities and power (0.4%)
AES Corp. (VA) sr. unsec. notes 8s, 2020	170,000	204,000

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	25,000	24,563

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022	60,000	68,325

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	195,000	221,081

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	30,000	31,650

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	20,000	19,715

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	100,000	113,000

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	115,000	128,225

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	30,000	31,500

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023	55,000	54,450

		896,509

Total corporate bonds and notes (cost $14,094,363)		$14,445,069

COMMODITY LINKED NOTES (4.4%)* Ω	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes, 1-month USD
LIBOR less 0.16%, 2014 (Indexed to the S&P GSCI Total Return Index
multiplied by 3) (United Kingdom)	$3,350,000	$3,189,870

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month
LIBOR less 0.16%, 2013 (Indexed to the S&P GSCI TR Index multiplied
by 3) (United Kingdom)	1,548,000	1,089,018

UBS AG/London 144A sr. notes, 1-month LIBOR less 0.10%, 2014
(Indexed to the S&P GSCI TR Index multiplied by 3) (Jersey)	4,700,000	4,040,293

UBS AG/London 144A sr. notes, 1-month LIBOR less 0.10%, 2013
(Indexed to the S&P GSCI TR Index multiplied by 3) (Jersey)	1,548,000	1,090,849

42 Dynamic Risk Allocation Fund

COMMODITY LINKED NOTES (4.4%)* Ω cont.	Principal amount	Value

UBS AG/London 144A sr. notes 1-month USD LIBOR, 2013 (Indexed
to the UBS Bloomberg CMCI USD TR Index multiplied by 3) (Jersey)	$916,000	$671,579

Deutsche Bank AG/London 144A sr. unsec. notes, 1-month USD
LIBOR less 0.16%, 2014 (Indexed to the DB Commodity Booster OYE
Benchmark TR Index multiplied by 3) (United Kingdom)	929,000	790,765

Total commodity linked notes (cost $12,991,000)		$10,872,374

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (3.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.4%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, June 1, 2043	$1,000,000	$1,018,516

1,018,516
U.S. Government Agency Mortgage Obligations (2.6%)
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, June 1, 2043	2,000,000	2,176,250
4s, TBA, June 1, 2043	3,000,000	3,164,766
3 1/2s, TBA, June 1, 2028	1,000,000	1,052,500

		6,393,516

Total U.S. government and agency mortgage obligations (cost $7,499,688)		$7,412,032

U.S. TREASURY OBLIGATIONS (0.7%)*	Principal amount	Value

U.S. Treasury Bonds 4.375%, February 15, 2038 [i]	$248,000	$304,787

U.S. Treasury Notes 2.125%, August 15, 2021 [i]	1,501,000	1,548,732

Total U.S. treasury obligations (cost $1,853,519)		$1,853,519

MORTGAGE-BACKED SECURITIES (1.8%)*	Principal amount	Value

Banc of America Commercial Mortgage Trust
Ser. 06-4, Class A3A, 5.6s, 2046	$218,000	$218,650
FRB Ser. 05-1, Class AJ, 5.231s, 2042	325,000	344,923
Ser. 05-4, Class B, 5.118s, 2045	212,000	208,820

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.62s, 2049	46,000	46,260
Ser. 06-5, Class A2, 5.317s, 2047	54,368	55,032

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class AJ,
5.742s, 2049	175,000	181,091

Comm Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.648s, 2044	100,000	108,490
FRB Ser. 13-LC6, Class D, 4.291s, 2046	226,000	211,023

Commercial Mortgage Trust Pass-Through Certificates, FRB
Ser. 04-LB3A, Class E, 5.522s, 2037	200,000	203,660

Commercial Mortgage Trust 144A FRB Ser. 13-CR6, Class D,
4.177s, 2046	220,000	201,678

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class D, 4.986s, 2042	44,000	43,592

GS Mortgage Securities Trust 144A
Ser. 10-C1, Class D, 5.985s, 2043	158,403	177,024
FRB Ser. 12-GC6, Class D, 5.638s, 2045	193,000	204,155

JPMorgan Chase Commercial Mortgage Securities Corp. FRB
Ser. 06-LDP7, Class B, 5.861s, 2045	118,000	97,334

Dynamic Risk Allocation Fund 43

MORTGAGE-BACKED SECURITIES (1.8%)* cont.		Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 10-C1, Class D, 6.313s, 2043		$142,000	$163,457
FRB Ser. 11-C3, Class E, 5.533s, 2046		190,000	204,459

LB-UBS Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.858s, 2040		163,000	185,103
Ser. 06-C6, Class E, 5.541s, 2039		125,000	113,050
Ser. 06-C6, Class D, 5.502s, 2039		125,000	119,063

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049 F		129,000	130,175

Morgan Stanley Capital I Trust
FRB Ser. 06-HQ8, Class D, 5.496s, 2044		125,000	115,625
Ser. 04-T13, Class A4, 4.66s, 2045		96,659	97,230

UBS-Barclay’s Commercial Mortgage Trust Ser. 13-C6, Class AS,
3.469s, 2046 F		306,000	318,402

UBS-Barclay’s Commercial Mortgage Trust 144A Ser. 13-C6,
Class D, 4.356s, 2046 F		231,000	215,674

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049 F		50,000	55,239
FRB Ser. 12-C3, Class D, 4.958s, 2049		146,000	138,444

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C6, Class D, 5.563s, 2045		193,000	198,669
FRB Ser. 12-C9, Class D, 4.803s, 2045		75,000	72,375

Total mortgage-backed securities (cost $4,467,557)			$4,428,697

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	May-14/$145.00	$17,620	$95,058

SPDR S&P 500 ETF Trust (Put)	Apr-14/133.00	27,198	78,609

SPDR S&P 500 ETF Trust (Put)	Mar-14/130.00	27,367	61,186

SPDR S&P 500 ETF Trust (Put)	Feb-14/130.00	27,367	50,918

SPDR S&P 500 ETF Trust (Put)	Jan-14/125.00	27,361	30,959

SPDR S&P 500 ETF Trust (Put)	Dec-13/125.00	27,366	25,395

SPDR S&P 500 ETF Trust (Put)	Nov-13/125.00	27,366	16,825

SPDR S&P 500 ETF Trust (Put)	Oct-13/123.00	20,666	9,506

SPDR S&P 500 ETF Trust (Put)	Oct-13/123.00	6,700	2,812

SPDR S&P 500 ETF Trust (Put)	Sep-13/125.00	27,366	8,301

SPDR S&P 500 ETF Trust (Put)	Aug-13/115.00	27,356	1,652

SPDR S&P 500 ETF Trust (Put)	Jul-13/115.00	27,367	1,539

SPDR S&P 500 ETF Trust (Put)	Jun-13/110.00	27,361	72

Total purchased equity options outstanding (cost $1,039,082)			$382,832

INVESTMENT COMPANIES (0.1%)*		Shares	Value

Ares Capital Corp.		9,321	$159,948

Total investment companies (cost $164,750)			$159,948

PREFERRED STOCKS (—%)*		Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.		75	$73,528

M/I Homes, Inc. $2.438 pfd. †		1,230	30,566

Total preferred stocks (cost $98,200)			$104,094

44 Dynamic Risk Allocation Fund

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

ArcelorMittal Ser. MTUS, $1.50 cv. pfd. (France)	1,658	$34,851

EPR Properties Ser. C, $1.44 cv. pfd.	1,550	36,958

Total convertible preferred stocks (cost $75,736)		$71,809

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

Exide Technologies cv. sr. sub. notes FRN zero %, 2013	$35,000	$4,550

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	35,000	43,619

Total convertible bonds and notes (cost $71,596)		$48,169

SHORT-TERM INVESTMENTS (51.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.05% L	11,166,000	$11,166,000

Putnam Short Term Investment Fund 0.01% L	54,887,051	54,887,051

SSgA Prime Money Market Fund 0.03% P	9,060,000	9,060,000

U.S. Treasury Bills with an effective yield of 0.18%, July 25, 2013	$1,500,000	1,499,597

U.S. Treasury Bills with an effective yield of 0.16%,
November 14, 2013 # Δ	5,000,000	4,998,403

U.S. Treasury Bills with an effective yield of 0.16%,
June 27, 2013	3,500,000	3,499,590

U.S. Treasury Bills with an effective yield of 0.14%,
January 9, 2014 Δ	16,000,000	15,992,878

U.S. Treasury Bills with an effective yield of 0.14%,
December 12, 2013 #	3,500,000	3,498,693

U.S. Treasury Bills with an effective yield of 0.13%,
September 19, 2013	3,650,000	3,649,481

U.S. Treasury Bills with an effective yield of 0.08%,
February 6, 2014 # Δ	2,500,000	2,498,450

U.S. Treasury Bills with effective yields ranging from 0.15%
to 0.18%, August 22, 2013 #	8,500,000	8,499,431

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.17%, October 17, 2013	9,140,000	9,137,924

U.S. Treasury Bills zero %, March 6, 2014 [i]	262,000	261,790

U.S. Treasury Bills zero %, July 5, 2013 [i]	155,000	155,000

Total short-term investments (cost $128,787,329)		$128,804,288

TOTAL INVESTMENTS

Total investments (cost $256,129,441)		$263,592,645

Key to holding’s currency abbreviations

CAD Canadian Dollar

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

SPDR S&P Depository Receipts

TBA To Be Announced Commitments

Dynamic Risk Allocation Fund 45

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2012 through May 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $248,897,395.

Ω The value of the commodity linked notes, which are marked-to-market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 7). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $210,594,202 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $57,322,959)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Sell	6/19/13	$250,828	$248,422	$(2,406)

	Canadian Dollar	Buy	7/17/13	6,938	6,849	89

	Chilean Peso	Buy	7/17/13	103,660	128,969	(25,309)

	Euro	Buy	6/19/13	793,950	808,769	(14,819)

	Japanese Yen	Sell	8/22/13	239,573	250,539	10,966

	Peruvian New Sol	Buy	7/17/13	543,150	577,197	(34,047)

	Peruvian New Sol	Sell	7/17/13	543,150	563,680	20,530

46 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $57,322,959) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A. cont.
	Swiss Franc	Buy	6/19/13	$954,916	$974,312	$(19,396)

	Swiss Franc	Sell	6/19/13	954,916	975,071	20,155

Barclays Bank PLC
	Australian Dollar	Sell	7/17/13	660,912	702,133	41,221

	Brazilian Real	Buy	7/17/13	30,185	64,331	(34,146)

	British Pound	Sell	6/19/13	254,017	256,243	2,226

	Canadian Dollar	Sell	7/17/13	155,904	148,149	(7,755)

	Chilean Peso	Sell	7/17/13	118,020	98,622	(19,398)

	Euro	Buy	6/19/13	1,423,857	1,419,429	4,428

	Hong Kong Dollar	Sell	8/22/13	170,311	170,369	58

	Indonesian Rupiah	Sell	8/22/13	11,204	3,683	(7,521)

	Japanese Yen	Buy	8/22/13	883,983	887,664	(3,681)

	Malaysian Ringgit	Buy	8/22/13	488,401	508,571	(20,170)

	Malaysian Ringgit	Sell	8/22/13	497,835	501,835	4,000

	Mexican Peso	Sell	7/17/13	265,507	256,341	(9,166)

	New Taiwan Dollar	Buy	8/22/13	110,348	112,003	(1,655)

	Norwegian Krone	Buy	6/19/13	359,152	367,793	(8,641)

	Norwegian Krone	Sell	6/19/13	364,619	367,412	2,793

	Polish Zloty	Buy	6/19/13	104,565	109,375	(4,810)

	Russian Ruble	Buy	6/19/13	352,332	356,188	(3,856)

	Singapore Dollar	Sell	8/22/13	40,114	41,133	1,019

	Swedish Krona	Buy	6/19/13	20,391	25,801	(5,410)

	Swiss Franc	Sell	6/19/13	688,627	693,012	4,385

Citibank, N.A.
	Australian Dollar	Buy	7/17/13	660,626	756,371	(95,745)

	Brazilian Real	Buy	7/17/13	230,972	283,282	(52,310)

	British Pound	Sell	6/19/13	385,584	394,601	9,017

	Canadian Dollar	Sell	7/17/13	534,774	538,424	3,650

	Danish Krone	Buy	6/19/13	3,819	3,826	(7)

	Euro	Buy	6/19/13	322,883	330,532	(7,649)

	Japanese Yen	Sell	8/22/13	235,414	258,004	22,590

	Singapore Dollar	Sell	8/22/13	40,114	41,148	1,034

	South African Rand	Buy	7/17/13	111,499	111,984	(485)

	Swedish Krona	Buy	6/19/13	447,651	460,307	(12,656)

	Swiss Franc	Buy	6/19/13	383,849	380,820	3,029

	Thai Baht	Sell	8/22/13	17,807	8,352	(9,455)

	Turkish Lira	Sell	6/19/13	49,081	50,457	1,376

Credit Suisse International
	Australian Dollar	Sell	7/17/13	452,725	482,486	29,761

	Brazilian Real	Sell	7/17/13	506,711	508,168	1,457

	British Pound	Buy	6/19/13	456,836	453,859	2,977

	Canadian Dollar	Buy	7/17/13	30,448	43,261	(12,813)

Dynamic Risk Allocation Fund 47

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $57,322,959) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Chilean Peso	Buy	7/17/13	$542,906	$570,739	$(27,833)

	Chilean Peso	Sell	7/17/13	550,053	557,655	7,602

	Chinese Yuan	Sell	8/22/13	56,099	57,171	1,072

	Euro	Buy	6/19/13	1,057,558	1,055,042	2,516

	Hungarian Forint	Sell	6/19/13	1,486	2,356	870

	Indonesian Rupiah	Sell	8/22/13	6,406	4,653	(1,753)

	Japanese Yen	Buy	8/22/13	1,810,897	1,830,833	(19,936)

	Mexican Peso	Buy	7/17/13	371,436	399,241	(27,805)

	New Taiwan Dollar	Buy	8/22/13	110,348	112,308	(1,960)

	New Zealand Dollar	Buy	7/17/13	1,426	1,497	(71)

	Norwegian Krone	Buy	6/19/13	182,327	185,374	(3,047)

	Philippine Peso	Sell	8/22/13	10,970	4,558	(6,412)

	Polish Zloty	Buy	6/19/13	109,030	111,138	(2,108)

	Russian Ruble	Sell	6/19/13	194,555	193,510	(1,045)

	South African Rand	Sell	7/17/13	205,357	217,584	12,227

	Swedish Krona	Sell	6/19/13	20,360	73	(20,287)

	Swiss Franc	Buy	6/19/13	748,140	747,651	489

	Turkish Lira	Buy	6/19/13	162,856	170,243	(7,387)

Deutsche Bank AG
	Australian Dollar	Buy	7/17/13	1,110,967	1,250,416	(139,449)

	Brazilian Real	Sell	7/17/13	108,009	93,095	(14,914)

	British Pound	Sell	6/19/13	365,682	373,260	7,578

	Canadian Dollar	Sell	7/17/13	2,601	6,688	4,087

	Euro	Buy	6/19/13	574,924	564,745	10,179

	Japanese Yen	Sell	8/22/13	349,954	379,342	29,388

	Mexican Peso	Buy	7/17/13	613,987	644,191	(30,204)

	Norwegian Krone	Buy	6/19/13	189,939	194,060	(4,121)

	Polish Zloty	Sell	6/19/13	4,920	5,579	659

	Swedish Krona	Buy	6/19/13	80,973	97,569	(16,596)

	Swiss Franc	Sell	6/19/13	299,026	294,595	(4,431)

	Turkish Lira	Buy	6/19/13	64,535	67,076	(2,541)

Goldman Sachs International
	British Pound	Sell	6/19/13	135,517	136,097	580

	Canadian Dollar	Sell	7/17/13	17,634	5,086	(12,548)

	Euro	Sell	6/19/13	1,042,481	1,035,977	(6,504)

	Japanese Yen	Buy	8/22/13	330,392	317,169	13,223

	Norwegian Krone	Sell	6/19/13	82,648	77,154	(5,494)

HSBC Bank USA, National Association
	Australian Dollar	Sell	7/17/13	490,604	491,575	971

	British Pound	Sell	6/19/13	364,011	373,194	9,183

	Canadian Dollar	Sell	7/17/13	902,468	912,937	10,469

	Euro	Buy	6/19/13	790,960	790,603	357

48 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $57,322,959) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.
	Indian Rupee	Sell	8/22/13	$12,160	$1,417	$(10,743)

	Japanese Yen	Buy	8/22/13	1,624,074	1,664,085	(40,011)

	Norwegian Krone	Buy	6/19/13	367,241	371,585	(4,344)

	Philippine Peso	Buy	8/22/13	101,152	108,994	(7,842)

	Russian Ruble	Sell	6/19/13	81,826	78,802	(3,024)

	South African Rand	Buy	7/17/13	111,509	112,021	(512)

	Swiss Franc	Buy	6/19/13	1,053,127	1,072,324	(19,197)

	Swiss Franc	Sell	6/19/13	1,053,127	1,062,613	9,486

	Thai Baht	Sell	8/22/13	6,490	2,275	(4,215)

	Turkish Lira	Sell	6/19/13	54,782	46,721	(8,061)

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	7/17/13	637,823	664,301	26,478

	Brazilian Real	Buy	7/17/13	428,887	463,989	(35,102)

	British Pound	Sell	6/19/13	277,870	280,796	2,926

	Canadian Dollar	Sell	7/17/13	519,549	512,421	(7,128)

	Chilean Peso	Buy	7/17/13	417,866	448,152	(30,286)

	Chinese Yuan	Buy	8/22/13	55,340	54,651	689

	Euro	Buy	6/19/13	2,145,665	2,156,996	(11,331)

	Hungarian Forint	Sell	6/19/13	4,726	5,389	663

	Japanese Yen	Buy	8/22/13	27,197	28,093	(896)

	Malaysian Ringgit	Sell	8/22/13	7,157	3,795	(3,362)

	Mexican Peso	Sell	7/17/13	375,403	371,024	(4,379)

	New Taiwan Dollar	Buy	8/22/13	110,345	112,278	(1,933)

	Norwegian Krone	Buy	6/19/13	2,673	8,219	(5,546)

	Polish Zloty	Buy	6/19/13	109,030	109,401	(371)

	Russian Ruble	Sell	6/19/13	8,819	7,084	(1,735)

	Swedish Krona	Buy	6/19/13	451,002	466,530	(15,528)

	Swiss Franc	Sell	6/19/13	1,470,340	1,495,306	24,966

	Turkish Lira	Buy	6/19/13	162,803	170,150	(7,347)

State Street Bank and Trust Co.
	Australian Dollar	Buy	7/17/13	1,726,654	1,875,947	(149,293)

	Brazilian Real	Sell	7/17/13	107,916	109,617	1,701

	British Pound	Sell	6/19/13	185,044	190,109	5,065

	Canadian Dollar	Sell	7/17/13	863,057	866,971	3,914

	Chilean Peso	Sell	7/17/13	219,174	220,293	1,119

	Colombian Peso	Sell	7/17/13	26,003	12,100	(13,903)

	Euro	Buy	6/19/13	236,442	261,827	(25,385)

	Hungarian Forint	Sell	6/19/13	1,336	2,664	1,328

	Israeli Shekel	Buy	7/17/13	7,096	7,174	(78)

	Japanese Yen	Buy	8/22/13	450,689	456,447	(5,758)

	Mexican Peso	Sell	7/17/13	178,387	166,041	(12,346)

	Norwegian Krone	Buy	6/19/13	187,299	189,850	(2,551)

Dynamic Risk Allocation Fund 49

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $57,322,959) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Polish Zloty	Sell	6/19/13	$4,981	$5,637	$656

	Swedish Krona	Sell	6/19/13	42,863	60,830	17,967

	Swiss Franc	Sell	6/19/13	572,741	570,180	(2,561)

	Turkish Lira	Sell	6/19/13	113,669	114,887	1,218

UBS AG
	Australian Dollar	Sell	7/17/13	949,340	975,788	26,448

	British Pound	Buy	6/19/13	199,933	195,263	4,670

	Canadian Dollar	Buy	7/17/13	39,409	42,363	(2,954)

	Chilean Peso	Sell	7/17/13	134,112	118,882	(15,230)

	Euro	Buy	6/19/13	1,293,872	1,293,860	12

	Hungarian Forint	Sell	6/19/13	1,063	2,498	1,435

	Japanese Yen	Buy	8/22/13	774,840	796,294	(21,454)

	Mexican Peso	Buy	7/17/13	35,567	50,822	(15,255)

	Norwegian Krone	Buy	6/19/13	282,942	287,019	(4,077)

	Philippine Peso	Sell	8/22/13	116,808	114,031	(2,777)

	Russian Ruble	Sell	6/19/13	111,149	110,994	(155)

	Swedish Krona	Sell	6/19/13	271,503	273,832	2,329

	Swiss Franc	Sell	6/19/13	198,827	195,321	(3,506)

	Turkish Lira	Sell	6/19/13	223,821	220,142	(3,679)

WestPac Banking Corp.
	Australian Dollar	Buy	7/17/13	1,243,016	1,364,161	(121,145)

	British Pound	Buy	6/19/13	9,267	6,528	2,739

	Canadian Dollar	Sell	7/17/13	174,308	167,194	(7,114)

	Euro	Buy	6/19/13	903,137	903,646	(509)

	Japanese Yen	Buy	8/22/13	1,510,073	1,523,882	(13,809)

	Mexican Peso	Buy	7/17/13	596,106	628,642	(32,536)

Total						$(1,014,700)

FUTURES CONTRACTS OUTSTANDING at 5/31/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	48	$5,616,685	Jun-13	$103,604

Euro STOXX 50 Index (Short)	55	1,983,028	Jun-13	(149,284)

Euro-Bobl 5 yr (Long)	40	6,552,297	Jun-13	470

Euro-Bund 10 yr (Long)	53	9,899,711	Jun-13	6,746

Euro-Buxl 30yr Bond (Long)	18	3,091,480	Jun-13	(25,592)

Euro-Schatz 2 yr (Long)	23	3,307,499	Jun-13	(1,147)

FTSE 100 Index (Short)	20	1,997,554	Jun-13	(40,621)

Japanese Government Bond
10 yr (Long)	22	31,168,583	Jun-13	(547,806)

MSCI EAFE Index Mini (Short)	35	2,956,100	Jun-13	(39,346)

50 Dynamic Risk Allocation Fund

FUTURES CONTRACTS OUTSTANDING at 5/31/13 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

NASDAQ 100 Index E-Mini (Short)	56	$3,337,880	Jun-13	$(213,775)

S&P 500 Index E-Mini (Long)	83	6,760,350	Jun-13	393,542

U.K. Gilt 10 yr (Long)	63	11,085,580	Sep-13	(66,230)

U.S. Treasury Bond 30 yr (Long)	31	4,340,969	Sep-13	(5,871)

U.S. Treasury Note 2 yr (Long)	52	11,447,313	Sep-13	(7,411)

U.S. Treasury Note 5 yr (Long)	97	11,874,164	Sep-13	(3,215)

U.S. Treasury Note 10 yr (Long)	98	12,663,438	Sep-13	(22,655)

U.S. Treasury Note 10 yr (Short)	1	129,219	Sep-13	45

Total				$(618,545)

WRITTEN EQUITY OPTIONS OUTSTANDING at 5/31/13 (premiums $112,670)

	Expiration date/	Contract
	strike price	amount	Value

S&P 500 Index (Call)	Jun-13/$1,720	31,738	$10,845

Total			$10,845

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/13

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
$361,000 E	$(43)	9/18/23	3 month USD-	2.20%	$(8,549)
			LIBOR-BBA

Barclays Bank PLC
2,346,000 E	649	9/18/15	0.45%	3 month USD-	5,787
				LIBOR-BBA

3,146,000 E	5,383	9/18/23	3 month USD-	2.20%	(65,138)
			LIBOR-BBA

Citibank, N.A.
2,210,000 E	719	9/18/43	3 month USD-	3.15%	(66,244)
			LIBOR-BBA

5,500,000 E	1,411	9/18/15	3 month USD-	0.45%	(10,634)
			LIBOR-BBA

13,900,000 E	35,484	9/18/18	3 month USD-	1.15%	(121,030)
			LIBOR-BBA

64,600,000 E	405,254	9/18/23	3 month USD-	2.20%	(1,116,722)
			LIBOR-BBA

Credit Suisse International
705,000 E	334	9/18/18	1.15%	3 month USD-	8,272
				LIBOR-BBA

1,031,000 E	(10)	9/18/15	3 month USD-	0.45%	(2,268)
			LIBOR-BBA

487,000 E	(3,613)	9/18/43	3 month USD-	3.15%	(15,470)
			LIBOR-BBA

2,135,000 E	512	9/18/23	2.20%	3 month USD-	46,825
				LIBOR-BBA

Dynamic Risk Allocation Fund	51

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/13 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
$431,000 E	$(831)	9/18/18	1.15%	3 month USD-	$4,022
				LIBOR-BBA

2,000 E	10	9/18/43	3 month USD-	3.15%	(41)
			LIBOR-BBA

545,000 E	(3,165)	9/18/23	2.20%	3 month USD-	8,627
				LIBOR-BBA

1,339,000 E	(122)	9/18/15	0.45%	3 month USD-	2,810
				LIBOR-BBA

JPMorgan Chase Bank N.A.
56,000 E	1,096	9/18/23	3 month USD-	2.20%	(222)
			LIBOR-BBA

Total					$(1,329,975)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/13

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$3,800,000	9/21/21	(2.305%)	USA Non Revised	$12,882
				Consumer Price
				Index-Urban (CPI-U)

baskets	228,973	3/14/14	(3 month USD-	A basket	1,495,959
			LIBOR-BBA plus	(MLTRFCF2) of
			0.10%)	common stocks

units	5,817	3/14/14	3 month USD-	Russell 1000 Total	(1,158,329)
			LIBOR-BBA minus	Return Index
			0.07%

Barclays Bank PLC
	$2,900,000	12/7/22	(2.7475%)	USA Non Revised	(91,550)
				Consumer Price
				Index-Urban (CPI-U)

	5,465,399	1/12/41	4.00% (1 month	Synthetic TRS Index	131,001
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

	3,700,000	5/8/23	(2.59%)	USA Non Revised	(39,442)
				Consumer Price
				Index-Urban (CPI-U)

Citibank, N.A.
	800,000	11/7/22	(2.73%)	USA Non Revised	(23,648)
				Consumer Price
				Index-Urban (CPI-U)

	1,500,000	8/7/22	2.515%	USA Non Revised	13,965
				Consumer Price
				Index-Urban (CPI-U)

52 Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/13 cont.
			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
	$1,700,000	3/7/23	(2.80%)	USA Non Revised	$(50,541)
				Consumer Price
				Index-Urban (CPI-U)

baskets	30	2/13/14	(3 month USD-	A basket	(13,027)
			LIBOR-BBA plus	(CGPUTQL2) of
			0.10%)	common stocks

baskets	70	2/13/14	(3 month USD-	A basket	(30,392)
			LIBOR-BBA plus	(CGPUTQL2) of
			0.10%)	common stocks

shares	20,457	9/10/13	(3 month USD-	Vanguard Index	(54,605)
			LIBOR-BBA)	Funds — MSCI
				Emerging Markets
				ETF

units	1,616	2/13/14	3 month USD-	Russell 1000 Total	10,447
			LIBOR-BBA minus	Return Index
			0.15%

units	849	2/13/14	3 month USD-	Russell 1000 Total	5,448
			LIBOR-BBA minus	Return Index
			0.15%

Credit Suisse International
	$2,600,000	1/9/23	(2.76%)	USA Non Revised	(82,966)
				Consumer Price
				Index-Urban (CPI-U)

	3,400,000	8/7/22	(2.515%)	USA Non Revised	(31,654)
				Consumer Price
				Index-Urban (CPI-U)

	1,600,000	8/8/22	(2.5325%)	USA Non Revised	(17,616)
				Consumer Price
				Index-Urban (CPI-U)

	700,000	9/10/22	(2.5925%)	USA Non Revised	(9,240)
				Consumer Price
				Index-Urban (CPI-U)

	42,883	9/19/13	(3 month USD-	Vanguard Index	(47,125)
			LIBOR-BBA plus	Funds — MSCI
			0.05%)	Emerging Markets
				ETF

	3,300,000	2/8/23	(2.81%)	USA Non Revised	(106,851)
				Consumer Price
				Index-Urban (CPI-U)

shares	34,150	11/25/13	(3 month USD-	Vanguard Index	(59,808)
			LIBOR-BBA plus	Funds — MSCI
			0.10%)	Emerging Markets
				ETF

shares	20,127	7/18/13	(3 month USD-	Vanguard Index	(2,354)
			LIBOR-BBA plus	Funds — MSCI
			0.10%)	Emerging Markets
				ETF

Dynamic Risk Allocation Fund	53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/13 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
shares	94,529	7/2/13	(3 month USD-	Vanguard Index	$(102,629)
			LIBOR-BBA plus	Funds — MSCI
			0.10%)	Emerging Markets
				ETF

shares	6,269	2/10/14	(3 month USD-	Vanguard Index	(20,563)
			LIBOR-BBA plus	Funds — MSCI
			0.15%)	Emerging Markets
				ETF

shares	36,117	2/20/14	(3 month USD-	Vanguard Index	(94,156)
			LIBOR-BBA plus	Funds — MSCI
			0.20%)	Emerging Markets
				ETF

Deutsche Bank AG
	$500,000	11/7/21	(2.43%)	USA Non Revised	(4,736)
				Consumer Price
				Index-Urban (CPI-U)

	36,409	5/19/14	(3 month USD-	Vanguard FTSE	(89,457)
			LIBOR-BBA plus	Emerging Markets
			0.25%)	ETF

Goldman Sachs International
	1,500,000	10/5/22	(2.73%)	USA Non Revised	(38,745)
				Consumer Price
				Index-Urban (CPI-U)

	1,700,000	4/5/23	(2.7475%)	USA Non Revised	(40,664)
				Consumer Price
				Index-Urban (CPI-U)

JPMorgan Chase Bank N.A.
	13,500,000	8/7/22	(2.515%)	USA Non Revised	(119,367)
				Consumer Price
				Index-Urban (CPI-U)

Total					$(659,763)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/13

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
DJ CDX NA IG Series	BBB+/P	$(39,166)	$5,750,000	6/20/18	100 bp	$27,681
20 Index

Barclays Bank PLC
DJ CDX EM Series	BB+/P	(1,284,000)	10,700,000	6/20/18	500 bp	(73,069)
19 Index

DJ CDX NA HY	B+/P	(527,768)	16,239,000	6/20/18	500 bp	418,030
Series 20 Index

54 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/13 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC cont.
DJ CDX NA IG Series	BBB+/P	$(6,649)	$1,835,000	6/20/18	100 bp	$15,143
20 Index

DJ CDX NA IG Series	BBB+/P	(2,963)	200,000	6/20/18	100 bp	(810)
20 Index

Citibank, N.A.
DJ CDX EM Series	BB+/P	(84,100)	725,000	6/20/18	500 bp	(2,554)
19 Index

DJ CDX NA IG Series	BBB+/P	(2,245)	460,000	6/20/18	100 bp	3,230
20 Index

Credit Suisse International
DJ CDX NA CMBX	BBB–/P	88	3,000	5/11/63	300 bp	14
BBB Index

DJ CDX NA CMBX	BBB–/P	191	10,000	5/11/63	300 bp	(52)
BBB Index

DJ CDX NA CMBX	BBB–/P	101	13,000	5/11/63	300 bp	(215)
BBB Index

DJ CDX NA CMBX	BBB–/P	609	20,000	5/11/63	300 bp	122
BBB Index

DJ CDX NA CMBX	BBB–/P	352	20,000	5/11/63	300 bp	(134)
BBB Index

DJ CDX NA CMBX	BBB–/P	353	23,000	5/11/63	300 bp	(206)
BBB Index

DJ CDX NA CMBX	BBB–/P	302	26,000	5/11/63	300 bp	(330)
BBB Index

DJ CDX NA CMBX	BBB–/P	35,330	461,000	5/11/63	300 bp	24,120
BBB Index

DJ CDX NA HY	B+/P	(78,750)	2,000,000	6/20/18	500 bp	35,512
Series 20 Index

DJ CDX NA IG Series	BBB+/P	(13,844)	2,800,000	6/20/18	100 bp	19,485
20 Index

Deutsche Bank AG
DJ CDX EM Series	BB+/P	(352,500)	3,000,000	6/20/18	500 bp	(19,237)
19 Index

DJ CDX EM Series	BB+/P	(121,000)	1,000,000	6/20/18	500 bp	(7,829)
19 Index

DJ CDX EM Series	BB+/P	(101,700)	900,000	6/20/18	500 bp	(1,471)
19 Index

DJ CDX NA HY	B+/P	(173,906)	5,300,000	6/20/18	500 bp	144,348
Series 20 Index

DJ CDX NA HY	B+/P	(210,000)	4,000,000	6/20/18	500 bp	9,080
Series 20 Index

DJ CDX NA IG Series	BBB+/P	(1,821)	540,000	6/20/18	100 bp	4,591
20 Index

Dynamic Risk Allocation Fund 55

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/13 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International
DJ CDX NA IG Series	BBB+/P	$(14,648)	$2,665,000	6/20/18	100 bp	$17,519
20 Index

JPMorgan Chase Bank N.A.
DJ CDX EM Series	BB+/P	(112,800)	800,000	12/20/17	500 bp	(27,580)
18 Index

DJ CDX EM Series	BB+/P	(64,000)	500,000	6/20/18	500 bp	(10,609)
19 Index

DJ CDX NA HY	B+/P	(941,578)	28,425,000	6/20/18	500 bp	702,117
Series 20 Index

Total						$1,276,896

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2013. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuations inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,771,436	$2,387,672	$—

Capital goods	2,426,802	1,600,917	—

Communication services	1,917,997	1,203,163	28,070

Conglomerates	1,504,815	348,450	—

Consumer cyclicals	9,986,277	3,914,000	—

Consumer staples	6,344,996	3,478,458	—

Energy	5,104,687	1,809,818	—

Financials	16,729,561	6,435,406	—

Health care	7,990,565	2,888,380	—

Technology	11,745,220	1,115,233	—

Transportation	1,352,993	490,228	—

Utilities and power	1,535,343	899,327	—

Total common stocks	68,410,692	26,571,052	28,070

56 Dynamic Risk Allocation Fund

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Commodity linked notes	$—	$10,872,374	$—

Convertible bonds and notes	—	48,169	—

Convertible preferred stocks	—	71,809	—

Corporate bonds and notes	—	14,445,069	—

Investment companies	159,948	—	—

Mortgage-backed securities	—	4,428,697	—

Preferred stocks	—	104,094	—

Purchased equity options outstanding	—	382,832	—

U.S. government and agency mortgage obligations	—	7,412,032	—

U.S. treasury obligations	—	1,853,519	—

Short-term investments	75,113,051	53,691,237	—

Totals by level	$143,683,691	$119,880,884	$28,070

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,014,700)	$—

Futures contracts	(618,545)	—	—

Written equity options outstanding	—	(10,845)	—

Interest rate swap contracts	—	(1,773,043)	—

Total return swap contracts	—	(659,763)	—

Credit default contracts	—	5,373,008	—

Totals by level	$(618,545)	$1,914,657	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund	57

Statement of assets and liabilities 5/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $190,076,390)	$197,539,594
Affiliated issuers (identified cost $66,053,051) (Notes 1 and 7)	66,053,051

Foreign currency (cost $6,899) (Note 1)	6,780

Dividends, interest and other receivables	914,509

Receivable for shares of the fund sold	3,432,693

Receivable for investments sold	213,235

Unrealized appreciation on forward currency contracts (Note 1)	434,020

Unrealized appreciation on OTC swap contracts (Note 1)	3,167,037

Premium paid on OTC swap contracts (Note 1)	4,141,222

Total assets	275,902,141

LIABILITIES

Payable for investments purchased	1,259,293

Payable for purchases of delayed delivery securities (Note 1)	7,535,924

Payable for shares of the fund repurchased	556,672

Payable for compensation of Manager (Note 2)	179,056

Payable for custodian fees (Note 2)	39,019

Payable for investor servicing fees (Note 2)	80,992

Payable for Trustee compensation and expenses (Note 2)	5,386

Payable for administrative services (Note 2)	456

Payable for distribution fees (Note 2)	50,049

Payable for variation margin (Note 1)	29,895

Unrealized depreciation on OTC swap contracts (Note 1)	3,879,879

Premium received on OTC swap contracts (Note 1)	488,178

Unrealized depreciation on forward currency contracts (Note 1)	1,448,720

Written options outstanding, at value (premiums $112,670) (Notes 1 and 3)	10,845

Collateral on certain derivative contracts, at value (Note 1)	11,330,309

Other accrued expenses	110,073

Total liabilities	27,004,746

Net assets	$248,897,395

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$248,056,840

Distributions in excess of net investment income (Note 1)	(269,096)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(4,106,133)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,215,784

Total — Representing net assets applicable to capital shares outstanding	$248,897,395

(Continued on next page)

58 Dynamic Risk Allocation Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($68,439,608 divided by 6,436,391 shares)	$10.63

Offering price per class A share (100/94.25 of $10.63)*	$11.28

Net asset value and offering price per class B share ($2,852,438 divided by 270,908 shares)**	$10.53

Net asset value and offering price per class C share ($21,014,806 divided by 1,998,768 shares)**	$10.51

Net asset value and redemption price per class M share ($357,517 divided by 33,543 shares)	$10.66

Offering price per class M share (100/96.50 of $10.66)*	$11.05

Net asset value, offering price and redemption price per class R share
($457,710 divided by 43,209 shares)	$10.59

Net asset value, offering price and redemption price per class R5 share
($10,523 divided by 986 shares)†	$10.68

Net asset value, offering price and redemption price per class R6 share
($2,713,353 divided by 254,045 shares)	$10.68

Net asset value, offering price and redemption price per class Y share
($153,051,440 divided by 14,364,609 shares)	$10.65

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 59

Statement of operations Year ended 5/31/13

INVESTMENT INCOME

Dividends (net of foreign tax of $55,957)	$2,059,708

Interest (net of foreign tax of $12) (including interest income of $60,732 from investments
in affiliated issuers) (Note 6)	738,912

Securities lending (Note 1)	1,861

Total investment income	2,800,481

EXPENSES

Compensation of Manager (Note 2)	1,717,612

Investor servicing fees (Note 2)	385,754

Custodian fees (Note 2)	131,066

Trustee compensation and expenses (Note 2)	15,601

Distribution fees (Note 2)	271,846

Administrative services (Note 2)	6,025

Amortization of offering costs (Note 1)	45,881

Other	185,057

Fees waived and reimbursed by Manager (Note 2)	(298,888)

Total expenses	2,459,954

Expense reduction (Note 2)	(366)

Net expenses	2,459,588

Net investment income	340,893

Net realized loss on investments (Notes 1 and 3)	(1,712,975)

Net realized gain on swap contracts (Note 1)	7,190,125

Net realized gain on futures contracts (Note 1)	203,354

Net realized loss on foreign currency transactions (Note 1)	(1,848,877)

Net realized loss on written options (Notes 1 and 3)	(2,403,494)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(771,437)

Net unrealized appreciation of investments, futures contracts, swap contracts, and written
options during the year	9,548,651

Net gain on investments	10,205,347

Net increase in net assets resulting from operations	$10,546,240

The accompanying notes are an integral part of these financial statements.

60 Dynamic Risk Allocation Fund

Statement of changes in net assets

		For the period 9/19/11
		(commencement of
INCREASE IN NET ASSETS	Year ended 5/31/13	operations) to 5/31/12

Operations:
Net investment income (loss)	$340,893	$(38,824)

Net realized gain on investments
and foreign currency transactions	1,428,133	1,785,035

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	8,777,214	(3,561,430)

Net increase (decrease) in net assets resulting
from operations	10,546,240	(1,815,219)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(819,727)	(161,991)

Class B	(36,913)	(1,006)

Class C	(201,447)	(4,876)

Class M	(1,835)	(2,469)

Class R	(6,777)	(807)

Class R5	(199)	—

Class R6	(204)	—

Class Y	(2,678,694)	(15,416)

Net realized short-term gain on investments

Class A	(767,685)	(77,866)

Class B	(37,957)	(593)

Class C	(201,655)	(2,362)

Class M	(3,701)	(1,294)

Class R	(6,284)	(423)

Class R5	(179)	—

Class R6	(179)	—

Class Y	(2,221,925)	(7,022)

From net realized long-term gain on investments
Class A	(149,066)	—

Class B	(7,370)	—

Class C	(39,157)	—

Class M	(719)	—

Class R	(1,220)	—

Class R5	(35)	—

Class R6	(35)	—

Class Y	(431,448)	—

Increase from capital share transactions (Note 4)	118,377,574	114,679,336

Total increase in net assets	121,309,403	112,587,992

NET ASSETS

Beginning of year (Note 6)	127,587,992	15,000,000

End of year (including distributions in excess of net
investment income of $269,096 and undistributed net
investment income of $202,058, respectively)	$248,897,395	$127,587,992

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund	61

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
May 31, 2013	$10.24	.01	.81	.82	(.20)	(.23)	(.43)	$10.63	7.97	$68,440	1.40	.06	40
May 31, 2012†	10.00	(.02)	.39	.37	(.09)	(.04)	(.13)	10.24	3.77*	38,666	.98*	(.22)*	41*

Class B
May 31, 2013	$10.20	(.07)	.81	.74	(.18)	(.23)	(.41)	$10.53	7.22	$2,852	2.15	(.61)	40
May 31, 2012†	10.00	(.07)	.38	.31	(.07)	(.04)	(.11)	10.20	3.19*	727	1.50*	(.68)*	41*

Class C
May 31, 2013	$10.19	(.06)	.80	.74	(.19)	(.23)	(.42)	$10.51	7.18	$21,015	2.15	(.57)	40
May 31, 2012†	10.00	(.07)	.38	.31	(.08)	(.04)	(.12)	10.19	3.21*	3,151	1.50*	(.66)*	41*

Class M
May 31, 2013	$10.21	(.05)	.82	.77	(.09)	(.23)	(.32)	$10.66	7.52	$358	1.90	(.47)	40
May 31, 2012†	10.00	(.06)	.39	.33	(.08)	(.04)	(.12)	10.21	3.39*	363	1.33*	(.60)*	41*

Class R
May 31, 2013	$10.23	(.01)	.80	.79	(.20)	(.23)	(.43)	$10.59	7.70	$458	1.65	(.11)	40
May 31, 2012†	10.00	(.05)	.40	.35	(.08)	(.04)	(.12)	10.23	3.59*	102	1.15*	(.45)*	41*

Class R5
May 31, 2013††	$10.56	.03	.53	.56	(.21)	(.23)	(.44)	$10.68	5.26*	$11	1.05*	.25*	40

Class R6
May 31, 2013††	$10.56	.08	.49	.57	(.22)	(.23)	(.45)	$10.68	5.31*	$2,713	1.05*	.63*	40

Class Y
May 31, 2013	$10.26	.03	.82	.85	(.23)	(.23)	(.46)	$10.65	8.21	$153,051	1.15	.32	40
May 31, 2012†	10.00	.01	.38	.39	(.09)	(.04)	(.13)	10.26	4.02*	84,578	.80*	.11*	41*

* Not annualized

† For the period September 19, 2011 (commencement of operations) to May 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to May 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	Percentage of average net assets
	5/31/13	5/31/12

Class A	0.16%	0.61%

Class B	0.16	0.61

Class C	0.16	0.61

Class M	0.16	0.61

Class R	0.16	0.61

Class R5	0.08	N/A

Class R6	N/A	N/A

Class Y	0.16	0.61

The accompanying notes are an integral part of these financial statements.

62 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 63

Notes to financial statements 5/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2012 through May 31, 2013.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposure to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities of corporate or government issuers without constraint as to maturity or credit quality (including in high yield securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts. These asset classes offer different return potential and exposure to different investment risks.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820).

64 Dynamic Risk Allocation Fund

If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market

Dynamic Risk Allocation Fund 65

prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

66 Dynamic Risk Allocation Fund

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Statement of assets and liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of mark to market margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount see Note 5.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Credit default contracts The fund entered into OTC credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and

Dynamic Risk Allocation Fund 67

market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,854,497 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $1,918,889.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in

68 Dynamic Risk Allocation Fund

investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $1,201,395 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2013 and May 31, 2013, and (ii) specified ordinary losses recognized during the period between November 1, 2012 and May 31, 2013, to its fiscal year ending May 31, 2014.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $4,192,830 of certain losses recognized during the period from November 1, 2012 to May 31, 2013 to its fiscal year ending May 31, 2014.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals, unrealized gains and losses on certain futures contracts, realized gains and losses on certain futures contracts and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,933,749 to decrease distributions in excess of net investment income, $70 to decrease paid-in-capital and $2,933,679 to increase accumulated net realized loss.

Dynamic Risk Allocation Fund 69

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,062,288
Unrealized depreciation	4,798,426

Net unrealized appreciation	7,263,862
Undistributed ordinary income	1,473,706
Post-October capital loss deferral	4,192,830
Late year ordinary loss deferral	1,201,395
Cost for federal income tax purposes	$256,328,783

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.050%	of the first $5 billion,	0.850%	of the next $50 billion,

1.000%	of the next $5 billion,	0.830%	of the next $50 billion,

0.950%	of the next $10 billion,	0.820%	of the next $100 billion and

0.900%	of the next $10 billion,	0.815%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2014, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $297,096 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $1,792 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s

70 Dynamic Risk Allocation Fund

average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$107,505	Class R5	14

Class B	3,913	Class R6	228

Class C	23,503	Class Y	249,289

Class M	658	Total	$385,754

Class R	644

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $366 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $179, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$132,161	Class M	2,426

Class B	19,368	Class R	1,583

Class C	116,308	Total	$271,846

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $42,499 and $358 from the sale of class A and class M shares, respectively, and received $2,106 and $1,409 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $179,103,999 and $35,529,528, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Dynamic Risk Allocation Fund	71

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	370,191	$436,394

Options opened	2,355,268	1,272,851
Options expired	(1,074,328)	(696,942)
Options closed	(1,619,393)	(899,633)

Written options outstanding at the
end of the reporting period	31,738	$112,670

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 9/19/11
			(commencement of operations)
	Year ended 5/31/13		to 5/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	5,207,659	$56,257,334	2,881,028	$29,872,014

Shares issued in connection with
reinvestment of distributions	146,665	1,563,450	4,632	45,158

	5,354,324	57,820,784	2,885,660	29,917,172

Shares repurchased	(2,694,196)	(29,289,665)	(559,397)	(5,816,748)

Net increase	2,660,128	$28,531,119	2,326,263	$24,100,424

			For the period 9/19/11
			(commencement of operations)
	Year ended 5/31/13		to 5/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	220,294	$2,392,233	64,417	$666,891

Shares issued in connection with
reinvestment of distributions	5,783	61,245	47	459

	226,077	2,453,478	64,464	667,350

Shares repurchased	(26,443)	(285,389)	(3,190)	(32,489)

Net increase	199,634	$2,168,089	61,274	$634,861

			For the period 9/19/11
			(commencement of operations)
	Year ended 5/31/13		to 5/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,836,415	$19,797,087	304,942	$3,146,929

Shares issued in connection with
reinvestment of distributions	35,063	370,964	615	5,988

	1,871,478	20,168,051	305,557	3,152,917

Shares repurchased	(181,926)	(1,962,713)	(6,341)	(65,420)

Net increase	1,689,552	$18,205,338	299,216	$3,087,497

72 Dynamic Risk Allocation Fund

			For the period 9/19/11
			(commencement of operations)
	Year ended 5/31/13		to 5/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	26,983	$292,377	25,314	$257,414

Shares issued in connection with
reinvestment of distributions	584	6,254	260	2,533

	27,567	298,631	25,574	259,947

Shares repurchased	(29,594)	(316,630)	(4)	(45)

Net increase (decrease)	(2,027)	$(17,999)	25,570	$259,902

			For the period 9/19/11
			(commencement of operations)
	Year ended 5/31/13		to 5/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	32,961	$360,733	—	$—

Shares issued in connection with
reinvestment of distributions	940	9,991	—	—

	33,901	370,724	—	—

Shares repurchased	(692)	(7,603)	—	—

Net increase	33,209	$363,121	—	$—

	For the period 7/3/12
	(commencement of operations) to 5/31/13

Class R5	Shares	Amount

Shares sold	947	$10,000

Shares issued in connection with
reinvestment of distributions	39	413

	986	10,413

Shares repurchased	—	—

Net increase	986	$10,413

	For the period 7/3/12
	(commencement of operations) to 5/31/13

Class R6	Shares	Amount

Shares sold	267,359	$2,926,140

Shares issued in connection with reinvestment of
distributions	39	418

	267,398	2,926,558

Shares repurchased	(13,353)	(146,519)

Net increase	254,045	$2,780,039

Dynamic Risk Allocation Fund	73

			For the period 9/19/11
			(commencement of operations)
	Year ended 5/31/13		to 5/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	8,608,034	$93,354,565	9,160,766	$96,224,452

Shares issued in connection with
reinvestment of distributions	488,618	5,213,550	936	9,126

	9,096,652	98,568,115	9,161,702	96,233,578

Shares repurchased	(2,977,551)	(32,230,661)	(926,194)	(9,636,926)

Net increase	6,119,101	$66,337,454	8,235,508	$86,596,652

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	10,000	23.1%	$105,900

Class R5	986	100.0	10,523

Class R6	986	0.4	10,530

At the close of the reporting period, a shareholder of record owned 30.26% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	270,000

Written equity option contracts (number of contracts)	210,000

Futures contracts (number of contracts)	700

Forward currency contracts (contract amount)	$78,300,000

OTC interest rate swap contracts (notional)	$70,600,000

OTC total return swap contracts (notional)	$96,000,000

OTC credit default swap contracts (notional)	$68,200,000

74 Dynamic Risk Allocation Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$5,387,015	Payables	$14,007

Foreign exchange
contracts	Receivables	434,020	Payables	1,448,720

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	2,288,228*	depreciation	2,126,316*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	347,679*	depreciation	3,188,955*

Total		$8,456,942		$6,777,998

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$6,165,250	$6,165,250

Foreign exchange
contracts	—	—	(1,861,771)	—	$(1,861,771)

Equity contracts	(3,516,701)	(473,549)	—	796,838	$(3,193,412)

Interest rate contracts	—	676,903	—	228,037	$904,940

Total	$(3,516,701)	$203,354	$(1,861,771)	$7,190,125	$2,015,007

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$2,832,297	$2,832,297

Foreign exchange
contracts	—	—	(768,998)	—	$(768,998)

Equity contracts	(593,010)	(646,120)	—	602,720	$(636,410)

Interest rate contracts	—	(1,285,875)	—	(3,159,464)	$(4,445,339)

Total	$(593,010)	$(1,931,995)	$(768,998)	$275,553	$(3,018,450)

Dynamic Risk Allocation Fund	75

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on September 19, 2011. Prior to September 19, 2011, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$14,500,000	1,450,000

Class B	100,000	10,000

Class C	100,000	10,000

Class M	100,000	10,000

Class R	100,000	10,000

Class Y	100,000	10,000

Note 7: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$57,732,468	$116,418,779	$162,985,247	$50,345	$11,166,000

Putnam Short Term
Investment Fund*	—	111,420,446	56,533,395	10,387	54,887,051

Totals	$57,732,468	$227,839,225	$219,518,642	$60,732	$66,053,051

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

76 Dynamic Risk Allocation Fund

Federal tax information (Unaudited)

The fund designated 13.60% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 22.93%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Dynamic Risk Allocation Fund	77

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001
Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

78 Dynamic Risk Allocation Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Risk Allocation Fund 79

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk, and
Management (2007–2008); Senior Financial	Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

80 Dynamic Risk Allocation Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Elizabeth T. Kennan	and Clerk
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Janet C. Smith
One Post Office Square	George Putnam, III	Vice President,
Boston, MA 02109	Robert L. Reynolds	Principal Accounting Officer,
	W. Thomas Stephens	and Assistant Treasurer
Custodian
State Street Bank	Officers	Susan G. Malloy
and Trust Company	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Jonathan S. Horwitz	James P. Pappas
	Executive Vice President,	Vice President
Independent Registered	Principal Executive Officer, and
Public Accounting Firm	Compliance Liaison	Mark C. Trenchard
KPMG LLP		Vice President and
	Steven D. Krichmar	BSA Compliance Officer
Vice President and
	Principal Financial Officer	Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN735
281881 7/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2013	$65,488	$--	$4,650	$ —
May 31, 2012*	$70,513	$--	$4,500	$ —

*	For the period September 19, 2011 (commencement of operations) to May 31, 2012.

For the fiscal years ended May 31, 2013 and May 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,650 and $4,500 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2013	$ —	$ —	$ —	$ —

May 31, 2012*	$ —	$ —	$ —	$ —

*	For the period September 19, 2011 (commencement of operations) to May 31, 2012.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 26, 2013